              As filed with the Securities and Exchange Commission
                              on December 31, 1996

                           Registration No. 33-51126

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.  ___                          [ ]
     Post-Effective Amendment No.  6                           [X]
                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  7                                          [X]
                   ---

                        (Check appropriate box or boxes)

        Separate Account II of National Integrity Life Insurance Company
                           (Exact Name of Registrant)

                   National Integrity Life Insurance Company
                              (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
     (Address of Depositor's Principal Executive Offices)    (Zip Code)
     Depositor's Telephone Number, including Area Code  (502) 582-7900
                                                       ----------------

                                 John McGeeney
                   National Integrity Life Insurance Company
                             515 West Market Street
                          Louisville, Kentucky  40202
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

     [X]     immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ]     on (date) pursuant to paragraph (b) of Rule 485

     [ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 29, 1996.

CROSS REFERENCE SHEET

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A:  INFORMATION REQUIRED IN PROSPECTUS


Form N-4 Item No.                          Location in Prospectus
1.     Cover Page                          Cover Page

2.     Definitions                         Part 1 - Summary

3.     Synopsis                            Part 1 - Summary; Table of Annual Fees and
                                           Expenses; Examples

4.     Condensed Financial Information     Part 1 - Financial Information

5.     General Description of Registrant,  Part 2 - Integrity and the Separate Account;
       Annuity Contracts                   Part 3 - Your Investment Options

6.     Deductions                          Part 4 - Deductions and Charges

7.     General Description of Variable     Part 5 - Terms of Your Variable
       Annuity contracts                   Annuity Contract

8.     Annuity Period                      Part 5 - Terms of Your Variable
                                           Annuity Contract

9.     Death Benefit                       Part 5 - Terms of Your Variable
                                           Annuity Contract

10.    Purchases and Contract Value        Part 5 - Terms of Your Variable
                                           Annuity Contract

11.    Redemptions                         Part 5 - Terms of Your Variable
                                           Annuity Contract

12.    Taxes                               Part 7 - Tax Aspects of the Contracts

13.    Legal Proceedings                   Not Applicable

14. Table of Contents of the Statement Table of Contents of Additional Information

PART B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

Form N-4 Item No.                          Location in Statement of Additional
                                           Information
15.  Cover Page                            Cover Page

16.  Table of Contents                     Cover Page

17.  General Information and History       Part 1 - Integrity and Custodian

18.  Services                              Part 1 - Integrity and Custodian

19.  Purchase of Securities Being Offered  Part 2 - Distribution of the Contracts

20.  Underwriters                          Part 2 - Distribution of the Contracts

21.  Calculation of Performance Data       Part 3 - Performance Information

22.  Annuity Payments                      Part 4 - Determination of Annuity Unit Values

23.  Financial Statements                  Part 5 - Financial Statements


Prospectus
==========

                       FLEXIBLE PREMIUM VARIABLE ANNUITY
              issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (contracts) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account II (Variable Account Options, or individually, Option) or to fixed rate Guaranteed Rate Options (Guaranteed Rate Options), or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of The Legends Fund, Inc. (the Fund), and the values allocated to the Options reflect the investment performance of the Fund's portfolios. The prospectus for the Fund describes the investment objectives, policies and risks of each of the Fund's portfolios. There are ten Variable Account Options available:

  Morgan Stanley Asian Growth            Harris Bretall Sullivan & Smith Equity Growth
  Morgan Stanley Worldwide High Income   Dreman Value
  Renaissance Balanced                   Zweig Equity (Small Cap)
  Zweig Asset Allocation                 Pinnacle Fixed Income
  Nicholas-Applegate Balanced            ARM Capital Advisors Money Market

We currently offer Guaranteed Rate Options ("GRO" and also referred to as Fixed Accounts). Your allocation to a Guaranteed Rate Option accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (Market Value Adjustment) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (Minimum Value), less previous withdrawals and any applicable contingent withdrawal charges.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Fund, which you should also read.

For further information and assistance, you should contact our Administrative Office at National Integrity Life Insurance Company, 200 Park Avenue, 20th Floor, New York, New York 10166. You may also call the following toll-free number: 1-800-433-1778.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated December 31, 1996, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is December 31, 1996.

                               TABLE OF CONTENTS

PART 1 - SUMMARY                                         PAGE
Your Variable Annuity Contract.........................     1
Your Benefits..........................................     1
How Your Contract is Taxed.............................     1
Your Contributions.....................................     1
Your Investment Options................................     1
Variable Account Options...............................     1
Account Value, Adjusted Account Value and Cash Value...     2
Transfers..............................................     2
Charges and Fees.......................................     2
Withdrawals............................................     2
Your Initial Right to Revoke...........................     3
Table of Annual Fees and Expenses......................     4
Financial Information..................................     6

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company..............     9
The Separate Account and the Variable Account Options..     9
Assets of Our Separate Account.........................     9
Changes In How We Operate..............................     9

PART 3 - YOUR INVESTMENT OPTIONS

The Legends Fund.......................................    10
    The Fund's Investment Manager and Sub-Advisers.....    10
    Investment Objectives of the Portfolios............    11
Fixed Accounts.........................................    13
    Guaranteed Rate Options............................    13
      Renewals of GRO Accounts.........................    13
      Market Value Adjustments.........................    14

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges...............................    15
Annual Administrative Charge...........................    15
Fund Charges...........................................    15
State Premium Tax Deduction............................    15
Contingent Withdrawal Charge...........................    15
Transfer Charge........................................    16
Tax Reserve............................................    17

PART 5 - TERMS OF YOUR PINNACLE VARIABLE ANNUITY

Contributions Under Your Contract......................    18
Your Account Value.....................................    18
Your Purchase of Units in Our Separate Account.........    18
How We Determine Unit Value............................    19
Transfers..............................................    19
Withdrawals............................................    20
Assignments............................................    20
Death Benefits and Similar Benefit Distributions.......    20

                                                              PAGE

Annuity Benefits............................................    21
Annuities...................................................    21
Annuity Payments............................................    22
Timing of Payment...........................................    22
How You Make Requests and Give Instructions.................    23

PART 6 - VOTING RIGHTS

Fund Voting Rights..........................................    23
How We Determine Your Voting Shares.........................    23
How Fund Shares Are Voted...................................    23
Separate Account Voting Rights..............................    24

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction................................................    24
Your Contract is an Annuity.................................    24
Taxation of Annuities Generally.............................    24
Distribution-at-Death Rules.................................    25
Diversification Standards...................................    26
Tax-Favored Retirement Programs.............................    26
    Individual Retirement Annuities.........................    26
    Tax-Sheltered Annuities.................................    27
    Simplified Employee Pensions............................    27
    Corporate and Self-Employed (H.R. 10 and Keogh) Pension
     and Profit Sharing Plans...............................    27
    Deferred Compensation Plans of State and Local
    Governments and Tax-Exempt Organizations................    27
Distributions Under Tax-Favored Retirement Programs.........    27
Federal and State Income Tax Withholding....................    28
Impact of Taxes to National Integrity.......................    28
Transfers Among Investment Options..........................    28

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals......................................    29
Dollar Cost Averaging.......................................    29
Asset Rebalancing...........................................    29
Systematic Contributions....................................    30
Performance Information.....................................    30

Appendix A  -  Illustration of a Market Value Adjustment

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, we, our and us mean National Integrity Life Insurance Company (National Integrity), a subsidiary of Integrity Life Insurance Company (Integrity) and an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, you and your mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin.

Your retirement or endowment date (Retirement Date) will be the date you specify, but no later than your 90th birthday or earlier if required by law.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the GROs, or both. The Variable Account Options and the GROs are together referred to as the Investment Options. Contributions may be allocated to up to nine Variable Account Options and GRO Accounts (as defined under "Guaranteed Rate Options" in
Part 3) at any one time. To select Investment Options most suitable for you, see
Part 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options invest in shares of corresponding investment portfolios of the Fund, a "series" type of mutual fund. Each investment portfolio is referred to as a Portfolio. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Fund, see the Fund's prospectus and the Fund's Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under Guaranteed Rate Options plus your values in the Variable Account Options is referred to as the Account Value. Your Adjusted Account Value is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your Cash Value is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

TRANSFERS

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options. See Part 8, "Additional Information - Dollar Cost Averaging," and "Additional Information
- Asset Rebalancing."

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value in the Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value in the assets in each Variable Account Option. See Part 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested by the Separate Account in the Fund. For providing investment management services to the Portfolios of the Fund, ARM Capital Advisors, Inc. (ARM Capital Advisors), the investment manager of the Fund, receives fees from the Portfolios ranging from an annual rate of .50% to 1.05% of the average net assets of the Portfolio. ARM Capital Advisors has entered into a sub-advisory agreement for each Portfolio except the Money Market Portfolio, and ARM Capital Advisors pays fees to the sub-advisers ranging from an annual rate of .50% to .90% of average net assets of each Portfolio. The fees paid to ARM Capital Advisors and the sub-advisers cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Fund's Investment Manager and Sub-Advisers" in Part 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. Under certain circumstances, the contingent withdrawal charge and market value adjustment may be waived. See "Withdrawals" below and "Guaranteed Rate Options" in Part 3.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A sales charge of up to 7% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

The free withdrawal amount is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to the greater of 10% of the Account Value, minus cumulative prior withdrawals in the current contract year.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to any of the Guaranteed Rate Options, we will refund to you the amount of your contributions.

TABLE OF ANNUAL FEES AND EXPENSES


Contract Owner Transaction Expenses
-----------------------------------
     Sales Load on Purchases...................................         $0
     Deferred Sales Load (1)................................... 7% Maximum
     Exchange Fee (2)..........................................         $0

     Annual Administrative Charge (3)..........................        $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
----------------------------------------

     Mortality and Expense Risk Fees...........................      1.20%
     Administrative Expenses...................................       .15%
                                                                     -----
     Total Separate Account Annual Expenses....................      1.35%
                                                                     =====

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (5)
-------------------------------------------


Portfolio
---------
                                                            Management              Other        Total Annual
                                                               Fees              Expenses (5)    Expenses(5)
                                                            -----------          ------------    ------------
Morgan Stanley Asian Growth....................                1.00%                1.00%           2.00%
Morgan Stanley Worldwide High Income...........                 .85%                1.00%           1.85%
Renaissance Balanced...........................                 .65%                 .36%           1.01%
Zweig Asset Allocation.........................                 .90%                 .36%           1.26%
Nicholas-Applegate Balanced....................                 .65%                 .34%            .99%
Harris Bretall Sullivan & Smith Equity Growth..                 .65%                 .40%           1.05%
Dreman Value...................................                 .65%                 .50%           1.15%
Zweig Equity (Small Cap).......................                1.05%                 .50%           1.55%
Pinnacle Fixed Income..........................                 .70%                 .50%           1.20%
ARM Capital Advisors Money Market..............                 .50%                 .50%           1.00%

-------------------------

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, National Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging or asset rebalancing. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges -Annual Administrative Charge" in
Part 4.

(4)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(5) The Fund's expenses for the fiscal year ended June 30, 1996 have been restated due to material changes in the annual expense structure. The Manager of the Fund has agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 1.00% of average net assets for Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio, and above an annual rate of .50% of average net assets for all other Portfolios. Without reimbursements, total annual restated expenses for the Funds's fiscal year ended June 30, 1996 would have been 2.19% for the Morgan Stanley Asian Growth Portfolio, 2.17% for the Morgan Stanley Worldwide High Income Portfolio, 1.19% for the Dreman Value Portfolio, 1.88% for the Zweig Equity (Small Cap) Portfolio, 1.92% for the Pinnacle Fixed Income Portfolio, and 1.39% for the ARM Capital Advisors Money Market Portfolio. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1997. In the Fund's prospectus, see "Management of the Fund."

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

Expenses per $1,000 investment if you surrender your contract at the end of the
-------------------------------------------------------------------------------
applicable period:
-----------------


Option
------

                                                 1 year   3 years  5 years  10 years
                                                 -------  -------  -------  --------
Morgan Stanley Asian Growth....................  $104.83  $155.96  $209.12  $371.28
Morgan Stanley Worldwide High Income...........  $103.29  $151.44  $201.75  $357.40
Renaissance Balanced...........................  $ 94.68  $125.86  $159.54  $275.61
Zweig Asset Allocation.........................  $ 97.24  $133.52  $172.26  $300.69
Nicholas-Applegate Balanced....................  $ 94.48  $125.24  $158.52  $273.57
Harris Bretall Sullivan & Smith Equity Growth..  $ 95.09  $127.08  $161.59  $279.66
Dreman Value...................................  $ 96.12  $130.15  $166.68  $289.73
Zweig Equity (Small Cap).......................  $100.22  $142.36  $186.85  $328.99
Pinnacle Fixed Income..........................  $ 96.63  $131.68  $169.22  $294.73
ARM Capital Advisors Money Market..............  $ 94.58  $125.55  $159.03  $274.59


Expenses per $1,000 investment if you do not surrender your contract at the end
-------------------------------------------------------------------------------
of the applicable period:
-------------------------

                                                 1 year  3 years  5 years  10 years
                                                 ------  -------  -------  --------
Option
------

Morgan Stanley Asian Growth....................  $34.83  $105.96  $179.12   $371.28
Morgan Stanley Worldwide High Income...........  $33.29  $101.44  $171.75   $357.40
Renaissance Balanced...........................  $24.68  $ 75.86  $129.54   $275.61
Zweig Asset Allocation.........................  $27.24  $ 83.52  $142.26   $300.69
Nicholas-Applegate Balanced....................  $24.48  $ 75.24  $128.52   $273.57
Harris Bretall Sullivan & Smith Equity Growth..  $25.09  $ 77.08  $131.59   $279.66
Dreman Value...................................  $26.12  $ 80.15  $136.68   $289.73
Zweig Equity (Small Cap).......................  $30.22  $ 92.36  $156.85   $328.99
Pinnacle Fixed Income..........................  $26.63  $ 81.68  $139.22   $294.73
ARM Capital Advisors Money Market..............  $24.58  $ 75.55  $129.03   $274.59

Expenses per $1,000 investment if you elect the normal form of annuity at the
-----------------------------------------------------------------------------
end of the applicable period:
-----------------------------

          Same expenses per $1,000 investment as shown in table above.


These examples assume the current level of fixed charges that are borne by the Separate Account and the investment management fees and other expenses of the Fund as they were for the fiscal year ended June 30, 1996. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.

                                                   YEAR ENDED DECEMBER 31,
                                                  1995       1994      1993    INCEPTION
                                                ---------  --------  --------  ---------
MORGAN STANLEY ASIAN GROWTH DIVISION
Unit value at beginning of period...............    $9.21         -         -     $10.00
Unit value at end of period.....................   $10.07     $9.21         -
Number of units outstanding at end of period....  240,475   241,331         -
----------------------------------------------------------------------------------------


                                                  Year Ended December 31,
                                                1995       1994      1993      Inception
                                                ----       ----      ----      ---------
MORGAN STANLEY WORLDWIDE HIGH INCOME
  DIVISION
Unit value at beginning of period.................  $9.44         -         -     $10.00
Unit value at end of period....................... $11.23     $9.44         -
Number of units outstanding at end of period...... 30,033    36,427         -

RENAISSANCE BALANCED DIVISION
Unit value at beginning of period................. $10.49    $11.01         -     $10.00
Unit value at end of period....................... $12.83    $10.49    $11.01
Number of units outstanding at end of period......685,870   549,857   197,669

ZWEIG ASSET ALLOCATION DIVISION
Unit value at beginning of period................. $10.65    $10.75         -     $10.00
Unit value at end of period....................... $12.75    $10.65    $10.75
Number of units outstanding at end of period......421,439   535,776   205,268

NICHOLAS-APPLEGATE BALANCED DIVISION
Unit value at beginning of period................. $11.11    $11.28         -     $10.00
Unit value at end of period....................... $13.15    $11.11    $11.28
Number of units outstanding at end of period......797,185   753,834   341,488

HARRIS BRETALL SULLIVAN & SMITH EQUITY
  GROWTH DIVISION
Unit value at beginning of period................. $10.07     $9.81         -     $10.00
Unit value at end of period....................... $13.08    $10.07     $9.81
Number of units outstanding at end of period......374,724   280,091    83,619

DREMAN VALUE DIVISION
Unit value at beginning of period................. $10.43    $10.65         -     $10.00
Unit value at end of period....................... $14.98    $10.43    $10.65
Number of units outstanding at end of period......244,538   156,325    80,112

ZWEIG EQUITY (SMALL CAP) DIVISION
Unit value at beginning of period................. $10.52    $10.73         -     $10.00
Unit value at end of period....................... $12.57    $10.52    $10.73
Number of units outstanding at end of period......234,629   180,961    68,249

PINNACLE FIXED INCOME DIVISION
Unit value at beginning of period.................  $9.90    $10.43         -     $10.00
Unit value at end of period....................... $11.43     $9.90    $10.43
Number of units outstanding at end of period......143,799   142,037    84,916

ARM CAPITAL ADVISORS MONEY MARKET DIVISION
Unit value at beginning of period................. $10.18    $10.02         -     $10.00
Unit value at end of period....................... $10.54    $10.18    $10.02
Number of units outstanding at end of period......336,264   190,506    97,936


*Inception Dates for the Variable Account Options were January 13 1993 for all
 Options except for the Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income Options, which were June 15, 1994.

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our home office is in New York, New York. We are authorized to sell life insurance and annuities in seven states plus the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Fund, and fixed single premium annuity contracts. We are currently licensed to sell variable contracts in five states. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

National Integrity is an indirect wholly owned subsidiary of ARM. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. At December 31, 1995, ARM had $5.4 billion of assets under management.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account is established and maintained under the insurance laws of the State of New York. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940 Act). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Fund. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus.

ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (General Account).

CHANGES IN HOW WE OPERATE

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
-    register or end the registration of the Separate Account under the 1940
     Act;

- operate our Separate Account under the direction of a committee or discharge such aadd Options to, or remove Options from, our Separate Account, combine two or more Options committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
- cause one or more Options to invest in a mutual fund other than or in addition to the Fund;
- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.


PART 3 - YOUR INVESTMENT OPTIONS

THE LEGENDS FUND

The Legends Fund, Inc., a Maryland corporation (the Fund), is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund is a "series" type of investment company with diversified portfolios. The Fund does not impose a sales charge or "load" for buying and selling its shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Fund is designed to serve as an investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Fund currently are available to the separate accounts of National Integrity and Integrity, the parent of National Integrity.

Shares of Portfolios of the Fund are made available to the Separate Account under a Participation Agreement (Participation Agreement). The Participation Agreement is among the Fund, ARM Securities Corporation (ARM Securities), a wholly owned subsidiary of ARM which is the principal underwriter for Fund shares, and National Integrity. If state or federal law precludes the sale of the Fund's or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreement may be terminated as to the Fund or the affected Portfolio. Also, the Participation Agreement may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and ARM Securities are obligated to continue to make the Fund's shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contract owners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreement have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

The Fund's Investment Manager and Sub-Advisers. ARM Capital Advisors became the investment adviser to the Fund on February 1, 1996. ARM Capital Advisors is a wholly owned subsidiary of ARM registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166.

ARM Capital Advisors has entered into a sub-advisory agreement with a professional manager for investment of the assets of each of the Portfolios, except for the Money Market Portfolio. The sub-adviser for each Portfolio is listed under "Investment Objectives of the Portfolios" below. The Portfolios pay monthly investment management fees to ARM Capital Advisors, and ARM Capital Advisors pays the sub-advisers for their services to the Portfolios. ARM Capital Advisors retains a management fee at an annual rate between .15% and .20% of Portfolio net assets (depending upon Portfolio) as compensation for providing certain services to the Portfolios (except that ARM Capital Advisors retains the full management fee for the ARM Capital Advisors Money Market Portfolio which it manages directly without a sub-adviser.) The management fees paid by each Portfolio to ARM Capital Advisors as a percentage of net assets are set forth below:

          Portfolio                                         Management Fee
          ---------                                         --------------
          Morgan Stanley Asian Growth.......................    1.00%
          Morgan Stanley Worldwide High Income..............     .85%
          Renaissance Balanced..............................     .65%
          Zweig Asset Allocation............................     .90%
          Nicholas-Applegate Balanced.......................     .65%
          Harris Bretall Sullivan & Smith Equity Growth.....     .65%
          Dreman Value......................................     .65%
          Zweig Equity (Small Cap)..........................    1.05%
          Pinnacle Fixed Income.............................     .70%
          ARM Capital Advisors Money Market.................     .50%

Investment Objectives of the Portfolios. Set forth below is a summary of the investment objectives of the Portfolios of the Fund. There can be no assurance that these objectives will be achieved. You should read the fund's prospectus carefully before investing.

                     MORGAN STANLEY ASIAN GROWTH PORTFOLIO
                     -------------------------------------

Morgan Stanley Asian Growth Portfolio seeks long-term capital appreciation through investment primarily in the common stocks of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in common stocks that are traded on recognized stock exchanges of Asian countries and in common stocks of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The remaining portion of the Portfolio will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the United States, in notes, debentures and bonds of companies in Asia and in money market instruments of the United States. The Portfolio does not intend to invest in securities which are traded in markets in Japan or in companies organized under the laws of Japan. Morgan Stanley Asset Management Inc. is the sub-adviser to the Portfolio.

                MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO
                ----------------------------------------------

Morgan Stanley Worldwide High Income Portfolio seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation through investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world. The Portfolio seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower-rated and unrated debt securities, emerging country debt securities and global fixed-income securities offering high real yields. Under normal conditions, the Portfolio will invest between 80% and 100% of its total assets in some or all of these three categories of higher yielding securities, some of which may entail increased credit and market risk. The Portfolio may invest a portion of its assets, which may be up to 100% of its total assets, in lower-rated and unrated bonds ("junk bonds") considered to be speculative with regard to the payment of interest and return of principal, and purchasers should carefully assess the risks associated with an investment in this Portfolio. Additional information concerning the investment objectives and policies of the Morgan Stanley Worldwide High Income Portfolio can be found in the Fund's prospectus, which should be read carefully before making any allocation to this Portfolio. Morgan Stanley Asset Management Inc. is the sub-adviser to the Portfolio.



                        RENAISSANCE BALANCED PORTFOLIO
                        ------------------------------

Renaissance Balanced Portfolio seeks capital appreciation and income in rising markets and the preservation of capital in declining markets. Its assets are allocated among common stocks of issuers with large capitalizations, United States government and high-quality corporate debt securities, and high quality cash equivalent issues, such as commercial paper. Equity investments will generally range from 10% to 75% of the total assets in the Portfolio, and under normal market conditions at least 25% of total assets will be invested in senior fixed income securities. Renaissance Investment Management is the sub-adviser to the Portfolio.

                       ZWEIG ASSET ALLOCATION PORTFOLIO
                       --------------------------------

Zweig Asset Allocation Portfolio seeks long-term capital appreciation. It invests primarily in Blue Chip Stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by the sub-adviser to the Portfolio. Blue Chip Stocks are stocks which the sub-adviser considers comparable to the stocks included in the S&P 500 at the time of purchase, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

                     NICHOLAS-APPLEGATE BALANCED PORTFOLIO
                     -------------------------------------

Nicholas-Applegate Balanced Portfolio seeks maximum total return in both the equity and fixed income portion of its investments. Under normal market conditions, the Portfolio will have 60% to 65% of its total assets invested in equity securities, including common stocks and securities convertible into or exchangeable for common stocks (such as convertible preferred stocks and convertible debentures). The remaining 35% to 40% of total assets will be invested in United States government securities or cash equivalent issues. Nicholas-Applegate Capital Management is the sub-adviser to the Portfolio.

            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
            -------------------------------------------------------

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the sub-adviser considers the equity markets to be overvalued. The Portfolio may invest in U.S. government securities when this appears desirable in light of the Portfolio's investment objective or when market conditions warrant. Harris Bretall Sullivan & Smith, Inc. is the sub-adviser to the Portfolio.

                            DREMAN VALUE PORTFOLIO
                            ----------------------

Dreman Value Portfolio seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have been generally overlooked by the market. Dreman Value Advisors, Inc. is the sub-adviser to the Portfolio.

                      ZWEIG EQUITY (SMALL CAP) PORTFOLIO
                      ----------------------------------

Zweig Equity (Small Cap) Portfolio seeks long-term capital appreciation. It invests primarily in Small Company Stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. Small Company Stocks are the 2,500 stock positions immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

                        PINNACLE FIXED INCOME PORTFOLIO
                        -------------------------------

Pinnacle Fixed Income Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It invests primarily in corporate debt securities; U.S. Government securities (including mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation); obligations of other governmental issuers such as the Federal Farm Credit System and the Federal Home Loan Banks; asset-backed securities; repurchase agreements with respect to securities in which the Portfolio may invest; and instruments used in certain hedging and related income strategies. The Portfolio may also invest in certain private placements and in debt securities of foreign governments and governmental entities. The Portfolio will principally invest in securities rated at least investment grade, or, if not rated, determined by the sub-adviser to be of comparable quality. However, the Portfolio may invest up to 15% of its total assets in securities rated below investment grade or of equivalent quality, if not rated, including defaulted securities. J.P. Morgan Investment Management Inc. is the sub-adviser to the Portfolio.

                  ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO
                  -------------------------------------------

ARM Capital Advisors Money Market Portfolio seeks maximum current income consistent with liquidity and conservation of capital. It invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments, and maintains a dollar-weighted average portfolio maturity of 90 days or less. ARM Capital Advisors is the adviser to the Portfolio.

FIXED ACCOUNTS

Because of applicable exemptive and exclusionary provisions, interests in contracts attributable to Guaranteed Rate Options have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the Investment Company Act of 1940 ("1940 Act"). Thus, neither such contracts nor our General Account, which guarantees the values and benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Rate Options or the General Account. Disclosures regarding the Guaranteed Rate Options or the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


GUARANTEED RATE OPTIONS

We offer Guaranteed Rate Options (GROs) with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a Guaranteed Rate Option locks in a fixed effective annual interest rate declared by us (Guaranteed Interest Rate) for the duration you select (your GRO Account). Each contribution or transfer to a Guaranteed Rate Option establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to Guaranteed Rate Options are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a Guaranteed Rate Option which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period ("ENHANCED RATE"). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis ("ADDITIONAL INTEREST"). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is referred to as a Guaranteed Rate Option, i.e. all of your three-year GRO Accounts are one Guaranteed Rate Option while all of your five-year GRO Accounts are another Guaranteed Rate Option.

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GUARANTEED RATE OPTIONS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Renewals of GRO Accounts. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment for a GRO Account is determined under the following formula:

     MVA =  GRO Value x [(1 + A)/N/12/ / (1 + B + .0025)/N/12/ - 1], where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining J we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.


PART 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse National Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require National Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

National Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to the Guaranteed Rate Options is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.

FUND CHARGES

Our Separate Account purchases shares of the Fund at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Fund. The amount charged for investment management may not be increased without the prior approval of the Fund's shareholders. See "The Legends Fund" in Part 3.

STATE PREMIUM TAX DEDUCTION

National Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, National Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, the percentage charge varies, depending upon the "age" of the contributions included in the withdrawal-that is, the contract year in which each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your sixth prior contract year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is 10% of your Account Value less withdrawals during the current contract year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.


   Contract Year in Which                            Charge as a % of the
Withdrawn Contribution Was Made                      Contribution Withdrawn
-------------------------------                      ----------------------


      Current.........................................          7%
      First Prior.....................................          6
      Second Prior....................................          5
      Third Prior.....................................          4
      Fourth Prior....................................          3
      Fifth Prior.....................................          2
      Sixth Prior.....................................          1
      Seventh Prior and Earlier.......................          0

No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from National Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

TRANSFER CHARGE

No charge is made for your first twelve transfers (excluding dollar cost averaging and asset rebalancing transfers) among the Variable Account Options or the Guaranteed Rate Options during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. See "Transfers" in Part 5. Transfers from a Guaranteed Rate Option may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.


HARDSHIP WAIVER

Withdrawal Charges may also be waived on full or partial withdrawal requests of $1,000 or more under a Hardship circumstance. The Market Value Adjustment may also be waived on any amounts withdrawn from the GRO Accounts. Such Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital and long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We reserve the right to obtain reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not be applicable in some states and, in other states, may not be available at all.

TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5--TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.


We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are 76 to 83 years of age. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, provided that at any time your may have amounts in not more than nine Variable Account Options and Guaranteed Rate Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A Business Day is any day other than a weekend or a national bank holiday.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to the Guaranteed Rate
Options is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Fund which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Fund's expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.


HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option at the end of each day we are open for business and changes in the value of Fund shares have a material effect on unit values. We are closed on national business holidays and also on Luther King, Jr. Day and the Friday after Thanksgiving. The end of a day for purposes of determining unit values is 4 pm Eastern Time.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a net investment factor for each Option as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Fund.

- Next, we add any dividends or capital gains distributions by the Fund on that day.

- Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

- Then, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

- Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.


TRANSFERS

You may transfer your Account Value among the Variable Account Options and the Guaranteed Rate Options, subject to Integrity's then current transfer restrictions. Transfers to a Guaranteed Rate Option must be to a newly elected Guaranteed Rate Option (i.e. to a Guaranteed Rate Option that you have not elected before) at the then-current Guaranteed Interest Rate, unless Integrity otherwise consents. Transfers from a Guaranteed Rate Option other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See

"Guaranteed Rate Options" in Part 3. For amounts in Guaranteed Rate Options, transfers will be made according to the order in which monies were originally allocated to any Guaranteed Rate Option.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our dollar cost averaging or asset rebalancing programs, described in
Part 8.  Once annuity payments begin, transfers are no longer permitted.

Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN Code). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 8:30 am - 5:00 pm, Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 pm Eastern Time will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.


WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A withdrawal charge of up to 7% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part 3 and "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.


ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." National Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

A death benefit is available to a beneficiary if the Annuitant dies prior to the Retirement Date.

If the Annuitant is under the age of 80 at the time of death, the amount of the death benefit is the greatest of:

     -your Account Value

     -the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

     -your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

If the Annuitant is 80 or older at the time of death, the amount of the death benefit will be your Account Value.

The death benefit amount is determined as of the date proof of death and instructions for payment of proceeds are received by the Administrative Office. Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

Generally, the Owner also may select his or her own beneficiary. If the Owner dies before the Annuitant's Retirement Date, an Owner's beneficiary will become the Owner of the contract and may be required to receive benefit distributions.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 90th birthday or earlier if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more

Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 90th birthday or earlier if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A period certain annuity provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the payee) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A period certain life annuity provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A life income annuity provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If National Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.


TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in the Separate Account. National Integrity can defer payment of your GRO Values for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

PART 6 - VOTING RIGHTS


FUND VOTING RIGHTS

National Integrity is the legal owner of the shares of the Fund held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Fund's Board of Directors, to ratify the selection of independent auditors for the Fund, and on any other matters described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Fund's Board for the Fund's shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Fund. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Fund are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (nonqualified annuity), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (qualified annuity). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY


Section 72 of the Internal Revenue Code of 1986, as amended (the Code), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies Integrity of that election.


The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7); (4) from certain qualified plans (note, however, other penalties may apply); (5) under a qualified funding asset (as defined in Section 130(d) of the Code); (6) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; or (7) under an immediate annuity as defined in Code Section 72(u)(4).

All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

If the Owner is not an individual, the "primary annuitant," as defined in the Code, is considered the Owner. The primary annuitant is the individual who is of primary importance in affecting the timing of the amount of payout under a contract. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied at the death of the first Owner.

DIVERSIFICATION STANDARDS

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract.

Individual Retirement Annuities
-------------------------------

Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish an IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another IRA or another tax-favored retirement program to an IRA contract. Your IRA contract will be issued with a rider outlining the special terms of your contract which apply to IRAs.

Tax Sheltered Annuities
-----------------------

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

Simplified Employee Pensions
----------------------------

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans
--------------------------------------------------------------------------------

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The

Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt
-------------------------------------------------------------------------
Organizations
-------------

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. Loans to employees are not permitted under such plans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax favored plans are subject to certain restrictions. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions.

Distributions from a tax favored plan (not including an IRA subject to Code
Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

FEDERAL AND STATE INCOME TAX WITHHOLDING

National Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies National Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, National Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES TO NATIONAL INTEGRITY

The contracts provide that National Integrity may charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION


SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."


DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the ARM Capital Advisors Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our systematic transfer program, you must deliver the appropriate administrative form to our Administrative Office. We reserve the right to terminate the systematic transfer program in whole or in part, or to place restrictions on contributions to the program. This program may not be currently available in some states.

ASSET REBALANCING

We offer an asset rebalancing program. You can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our asset rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

Fixed Accounts are not eligible for the asset rebalancing program.

To enroll under our asset rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the asset rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the asset rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we my terminate or amend the asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount of systematic contributions is $1,000 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the ARM Capital Advisors Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent, withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A cumulative total return reflects an Option's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-to-year results.

Some Options may also advertise yield. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

The ARM Capital Advisors Money Market Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Pinnacle Fixed Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

APPENDIX A

               ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution: ........................$50,000.00

               GRO Account duration: ................7 Years

               Guaranteed Interest Rate: ............5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may effect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.5% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0639789 = [(1 + .05)/48/12/ / (1+.065 + .0025)/48/12/]-1

The Market Value Adjustment is a reduction of $3,703.18 for the GRO Value:

     -$3,703.18 = -0.0639789 x $57,881.25

The Market Adjusted Value would be:

      $54,178.07 = $57,881.25 - $3,703.18

A withdrawal charge of 4% would be assessed against the $50,000 original contribution:

      $2,000.00 = $50,000.00 x .04

Thus, the amount payable on a full withdrawal would be:

      $52,178.07 = $57,881.25 - $3,703.18 - $2,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     Greater of:

     a)   $5,788.13 = $57,881.25 X .10

          or

     b)   $2,756.25 = gain in prior contract year

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     -$909.26 = -.0639789 X $14,211.87

The withdrawal charge would be:

     $630.05 = [($14,211.87 + $909.26)/(1 - .04)] - ($14,211.87 + 909.26)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,539.31 = $20,000.00 + $909.26 + $630.05

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     0.0290890 = [(1 + .05)/48/12/ / (1 + .04 + .0025)/48/12/] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = 0.0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 4% would be assessed against the $50,000 original contribution:

     $2,000.00 = $50,000.00 X .04

Thus, the amount payable on a full withdrawal would be:

     $57,564.96 = $57,881.25 + $1,683.71 - $2,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

         Free Amount = $ 5,788.13

     Non-Free Amount = $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

     $574.94 = [($14,211.87 - $413.41)/(1 - .04)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,161.53 = $20,000.00 - $413.41 + $574.94

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also account values less than $50,000 will be subject to a $30 annual charge.

SAI TABLE OF CONTENTS

Part 1 -   National Integrity and Custodian
Part 2 -   Distribution of the Contracts
Part 3 -   Performance Information
Part 4 -   Determination of Annuity Unit Values
Part 5 -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
200 Park Avenue, 20th Floor
New York, New York  10166
ATTN: Request for SAI of Separate Account II

Name:_____________________________________________________________________

Address:__________________________________________________________________

City:________________________________ State:_________ Zip:________________

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 31, 1996

                                      FOR

                       FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                   NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                      AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II



                               TABLE OF CONTENTS

                                                                            Page

Part 1 - National Integrity and Custodian...................................   2
Part 2 - Distribution of the Contracts......................................   3
Part 3 - Performance Information............................................   3
Part 4 - Determination of Annuity Unit Values...............................   9
Part 5 - Financial Statements...............................................  10

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated December 31, 1996. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 200 Park Avenue, 20th Floor, New York, New York, or by calling 1-800-325-8583.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity is a New York stock life insurance company that sells life insurance and annuities. Its offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166. National Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Life Insurance Company. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group, Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.

Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1994 and 1995, including services applicable to the Registrant, were $5,647,647 and $5,640,827, respectively.

National Integrity is the custodian for the shares of The Legends Fund, Inc. owned by the Separate Account. The Fund's shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, Baa1 from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly-owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6.5% of initial contributions. The amount of distribution allowances paid was $123,719, $684,838 and $435,752 for the years ended December 31, 1995, 1994, and 1993, respectively. No distribution allowances were retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The ARM Capital Advisors Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Total Returns

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)/n/ = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = {(Base Period Return) + 1)/365/7/} - 1

The table below provides average annual total returns for each Option for the one and three year periods ending September 30, 1996 and from inception through September 30, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" columns show returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges may apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience. This table is based upon average Account Values over $50,000 for which the annual administrative charge is $0.

AVERAGE ANNUAL TOTAL RETURNS FOR ONE AND THREE YEAR PERIODS ENDING 09/30/96 AND SINCE INCEPTION*

                             Period Since Inception     One Year Period      Three Year
                             ----------------------  ----------------------  ----------
                                         Contract                 Contract
                             Contract   Surrendered   Contract  Surrendered   Contract
Option                       Continues   09/30/96    Continues    09/30/96    Continues
------                       ---------  -----------  ---------  -----------  ----------
Dreman Value                   14.95%      14.21%      23.83%      17.83%      17.28%

Zweig Asset Allocation          8.41%       7.47%       2.71%      -3.29%       6.91%

Zweig Equity
(Small Cap)                     8.62%       7.75%       9.15%       3.15%       8.66%

Renaissance Balanced            8.16%       7.28%       7.91%       1.91%       7.19%

Harris Bretall Sullivan &
Smith Equity Growth             9.76%       8.92%       6.34%       0.34%      14.07%

Nicholas-Applegate Balanced    10.77%       9.95%       9.20%       3.20%       8.16%

Pinnacle Fixed Income           3.13%       2.13%       1.88%      -4.12%       2.18%

Morgan Stanley Asian Growth     1.57%      -0.59%       4.93%      -1.07%        n/a

Morgan Stanley
Worldwide High Income          12.08%      10.16%      20.95%      14.95%        n/a

*The inception date for each Option is set forth in the table below.

The table below provides cumulative total returns for each Option from inception through September 30, 1996, Year-To-Date from January 1, 1996 through September 30, 1996, and for the Three Year Period ending September 30, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" column shows returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

CUMULATIVE TOTAL RETURNS FOR PERIOD SINCE INCEPTION TO 9/30/96, YEAR-TO-DATE PERIOD FROM 1/1/96 THROUGH 9/30/96, AND FOR THE THREE YEAR PERIOD ENDING 9/30/96

                                                                          Year-To-Date
                                            Period Since Inception       Through 9/30/96       Three Year
                                            -----------------------      ----------------      ----------
                                                          Contract
                                             Contract    Surrendered         Contract           Contract        Inception
Option                                       Continues     9/30/96           Continues          Continues         Date*
------                                       ---------   -----------         ---------          ---------       ---------
Dreman Value                                    67.89%        63.89%            12.09%             61.30%        01/12/93

Zweig Asset Allocation                          32.85%        28.85%             4.17%             22.18%        03/26/93

Zweig Equity
(Small Cap)                                     35.95%        31.95%             8.13%             28.28%        01/14/93

Renaissance Balanced                            33.85%        29.85%             4.36%             23.15%        01/12/93

Harris Bretall Sullivan & Smith
Equity Growth                                   41.37%        37.37%             8.07%             48.42%        01/12/93

Nicholas-Applegate Balanced                     46.26%        42.26%            11.20%             26.51%        01/12/93

Pinnacle Fixed Income                           12.14%         8.14%            -1.86%              6.68%        01/12/93

Morgan Stanley Asian Growth                      3.65%        -1.35%             2.95%                n/a        06/16/94

Morgan Stanley Worldwide High Income            29.69%        24.69%            15.52%                n/a        06/16/94

*Inception Dates reflect date of first trade.


Performance Comparisons

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman
Government/Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German Deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

Individualized Computer Generated Illustrations

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.


PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

This section relates to the discussion in the prospectus under "Annuity
Payments."

The annuity unit value was fixed on May 7, 1987 at $1.00 for certificates with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period after that date, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the certificates. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a certificate with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a certificate with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under certificates with an assumed base rate of 3.5% will at first be smaller than those under certificates with a 5% assumed base rate. Payments under the 3.5% certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the certificate or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the certificate value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00 or, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values.


PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1995 and 1994 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as it relates to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                              Financial Statements

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                               December 31, 1995
                      With Report of Independent Auditors

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                              Financial Statements

                               December 31, 1995



                                    CONTENTS

Report of Independent Auditors.........................................   1

Audited Financial Statements

Statement of Assets and Liabilities....................................   2
Statement of Operations................................................   4
Statements of Changes in Net Assets....................................   6
Notes to Financial Statements..........................................  10

                         Report of Independent Auditors

Contract Holders
Separate Account II of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of National Integrity Life Insurance Company (comprising, respectively, the Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small Cap), Mitchell Hutchins Fixed Income, Mitchell Hutchins Money Market, Morgan Stanley Asian Growth, and Morgan Stanley Worldwide High Income Divisions) as of December 31, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Legends Fund, Inc. as of December 31, 1995, by correspondence with the transfer agent of the Legends Fund, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of National Integrity Life Insurance Company at December 31, 1995, and the results of their operations and changes in their net assets for each of the periods indicated herein in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP



Louisville, Kentucky
April 19, 1996

       Separate Account II of National Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1995

                                                                                   HARRIS
                                                                                   BRETALL
                                                                    NICHOLAS-     SULLIVAN &
                                          RENAISSANCE  ZWEIG ASSET  APPLEGATE    SMITH EQUITY     DREMAN
                                           BALANCED    ALLOCATION    BALANCED       GROWTH        VALUE
                                           DIVISION     DIVISION     DIVISION      DIVISION      DIVISION
                                          ----------------------------------------------------------------
ASSETS
Investments in The Legends Fund, Inc. at
 value (cost of $39,669,503)              $8,792,730   $5,374,643   $10,477,051   $4,902,513    $3,661,773
Receivable from (payable to) the general
 account of National Integrity                 6,982       (1,296)        5,932       (1,123)        1,406
                                          ----------------------------------------------------------------
NET ASSETS                                $8,799,712   $5,373,347   $10,482,983   $4,901,390    $3,663,179
                                          ================================================================
Unit value                                $    12.83   $    12.75   $     13.15   $    13.08    $    14.98
                                          ================================================================
Units outstanding                            685,870      421,439       797,185      374,724       244,538
                                          ================================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                               December 31, 1995


                                                                                            MORGAN
                                                        MITCHELL    MITCHELL     MORGAN     STANLEY
                                             ZWEIG      HUTCHINS    HUTCHINS    STANLEY    WORLDWIDE
                                            EQUITY       FIXED       MONEY       ASIAN        HIGH
                                          (SMALL CAP)    INCOME      MARKET      GROWTH      INCOME
                                           DIVISION     DIVISION    DIVISION    DIVISION    DIVISION      TOTAL
                                          ------------------------------------------------------------------------
ASSETS
Investments in The Legends Fund, Inc. at
 value (cost of $39,669,503)              $2,949,901   $1,642,317  $3,542,707  $2,421,395  $  337,208  $44,102,238
Receivable from (payable to) the general
 account of National Integrity                  (614)       1,306       1,516         188          63       14,360
                                          ------------------------------------------------------------------------
NET ASSETS                                $2,949,287   $1,643,623  $3,544,223  $2,421,583  $  337,271  $44,116,598
                                          ========================================================================
Unit value                                $    12.57   $    11.43  $    10.54  $    10.07  $    11.23
                                          ===========================================================
Units outstanding                            234,629      143,799     336,264     240,475      30,033
                                          ===========================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                            Statement of Operations

                         Year Ended December 31, 1995

                                                                                   HARRIS
                                                                                   BRETALL
                                                                    NICHOLAS-     SULLIVAN &
                                          RENAISSANCE  ZWEIG ASSET  APPLEGATE    SMITH EQUITY     DREMAN
                                           BALANCED    ALLOCATION    BALANCED       GROWTH        VALUE
                                           DIVISION     DIVISION     DIVISION      DIVISION      DIVISION
                                          ----------------------------------------------------------------
INVESTMENT INCOME
  Dividends from The Legends Fund, Inc.   $  273,799   $  128,416   $   188,578  $    36,451    $   72,788
EXPENSES
  Mortality and expense risk and
   administrative charges                    104,034       71,385       126,007       48,804        33,645
                                          ----------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 169,765       57,031        62,571      (12,353)       39,143

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sales of
   investments                                77,487      149,185       171,724      407,573        72,280
  Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                    (276,170)     (65,978)     (138,840)      76,235       (67,348)
     End of period                           994,499      652,133     1,159,728      448,600       733,905
                                          ----------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period          1,270,669      718,111     1,298,568      372,365       801,253
                                          ----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                               1,348,156      867,296     1,470,292      779,938       873,533
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $1,517,921   $  924,327   $ 1,532,863  $   767,585    $  912,676
                                          ================================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                                                            MORGAN
                                                        MITCHELL    MITCHELL     MORGAN     STANLEY
                                             ZWEIG      HUTCHINS    HUTCHINS    STANLEY    WORLDWIDE
                                            EQUITY       FIXED       MONEY       ASIAN        HIGH
                                          (SMALL CAP)    INCOME      MARKET      GROWTH      INCOME
                                           DIVISION     DIVISION    DIVISION    DIVISION    DIVISION       TOTAL
                                          ------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends from The Legends Fund, Inc.   $   29,426   $   82,451  $  131,996  $   12,715  $   35,792  $   992,412
EXPENSES
  Mortality and expense risk
   and administrative charges                 28,347       20,070      37,594      33,413       5,025      508,324
                                          ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                   1,079       62,381      94,402     (20,698)     30,767      484,088

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on
   sales of investments                       21,120       (2,906)          -     (11,326)      2,303      887,440
  Net unrealized appreciation
   (depreciation) of investments:
    Beginning of period                      (40,058)     (77,081)          -    (183,241)    (18,047)    (790,528)
    End of period                            303,671       75,660           -      50,234      14,275    4,432,705
                                          ------------------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period            343,729      152,741           -     233,475      32,322    5,223,233
                                          ------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                                 364,849      149,835           -     222,149      34,625    6,110,673
                                          ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $  365,928   $  212,216  $   94,402  $  201,451  $   65,392  $ 6,594,761
                                          ========================================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                                                   HARRIS
                                                                                   BRETALL
                                                                    NICHOLAS-     SULLIVAN &
                                          RENAISSANCE  ZWEIG ASSET  APPLEGATE    SMITH EQUITY     DREMAN
                                           BALANCED    ALLOCATION    BALANCED       GROWTH        VALUE
                                           DIVISION     DIVISION     DIVISION      DIVISION      DIVISION
                                          ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)            $  169,765   $   57,031   $    62,571   $  (12,353)   $   39,143
  Net realized gain (loss) on sales of
   investments                                77,487      149,185       171,724      407,573        72,280
  Change in net unrealized appreciation/
   depreciation during the period          1,270,669      718,111     1,298,568      372,365       801,253
                                          ----------------------------------------------------------------
Net increase in net assets resulting from
 operations                                1,517,921      924,327     1,532,863      767,585       912,676
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders        541,100      357,200     1,759,155    1,253,010       244,000
  Contract terminations and benefits        (355,156)    (296,653)     (716,973)    (156,906)      (79,358)
  Net transfers among investment
   options                                 1,326,424   (1,317,416)     (464,721)     217,683       955,920
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
 derived from contract related
 transactions                              1,512,368   (1,256,869)      577,461    1,313,787     1,120,562
                                          ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS          3,030,289     (332,542)    2,110,324    2,081,372     2,033,238
Net assets, beginning of period            5,769,423    5,705,889     8,372,659    2,820,018     1,629,941
                                          ----------------------------------------------------------------
NET ASSETS, END OF PERIOD                 $8,799,712   $5,373,347   $10,482,983   $4,901,390    $3,663,179
                                          ================================================================
UNIT TRANSACTIONS
  Contributions                               47,396       29,147       142,006       91,868        18,733
  Terminations and benefits                  (36,045)     (29,548)      (62,316)     (13,992)       (5,987)
  Net transfers                              124,662     (113,936)      (36,339)      16,757        75,467
                                          ----------------------------------------------------------------
NET INCREASE (DECREASE) IN UNITS             136,013     (114,337)       43,351       94,633        88,213
                                          ================================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                                                            MORGAN
                                                        MITCHELL    MITCHELL     MORGAN     STANLEY
                                             ZWEIG      HUTCHINS    HUTCHINS    STANLEY    WORLDWIDE
                                            EQUITY       FIXED       MONEY       ASIAN        HIGH
                                          (SMALL CAP)    INCOME      MARKET      GROWTH      INCOME
                                           DIVISION     DIVISION    DIVISION    DIVISION    DIVISION      TOTAL
                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)            $    1,079   $   62,381  $   94,402  $  (20,698) $   30,767  $   484,088
  Net realized gain (loss) on sales of
   investments                                21,120       (2,906)          -     (11,326)      2,303      887,440
  Change in net unrealized appreciation/
   depreciation during the period            343,729      152,741           -     233,475      32,322    5,223,233
                                          ------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                  365,928      212,216      94,402     201,451      65,392    6,594,761
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders        399,642       31,253     332,573     403,323      33,502    5,354,758
  Contract terminations and benefits         (41,254)     (68,196) (1,869,693)   (137,527)     (9,957)  (3,731,673)
  Net transfers among investment options     321,733       62,848   3,046,901    (268,943)    (95,363)   3,785,066
                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
 derived from contract related
 transactions                                680,121       25,905   1,509,781      (3,147)    (71,818)   5,408,151
                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS          1,046,049      238,121   1,604,183     198,304      (6,426)  12,002,912
Net assets, beginning of period            1,903,238    1,405,502   1,940,040   2,223,279     343,697   32,113,686
                                          ------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                 $2,949,287   $1,643,623  $3,544,223  $2,421,583  $  337,271  $44,116,598
                                          ========================================================================
UNIT TRANSACTIONS
  Contributions                               32,827        2,757      34,024      41,227       3,593
  Terminations and benefits                   (3,578)      (6,336)   (183,434)    (13,519)       (972)
  Net transfers                               24,419        5,341     295,168     (28,564)     (9,015)
                                          -----------------------------------------------------------
NET INCREASE (DECREASE) IN UNITS              53,668        1,762     145,758        (856)     (6,394)
                                          ===========================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1994

                                                                                   HARRIS
                                                                                   BRETALL
                                                                    NICHOLAS-     SULLIVAN &
                                          RENAISSANCE  ZWEIG ASSET  APPLEGATE    SMITH EQUITY     DREMAN
                                           BALANCED    ALLOCATION    BALANCED       GROWTH        VALUE
                                           DIVISION     DIVISION     DIVISION      DIVISION      DIVISION
                                          ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)            $   44,090   $  (21,841)   $  (17,351)  $  (23,312)   $    7,068
  Net realized gain (loss) on sales of
   investments                                (7,191)      25,321        (9,052)      24,065        12,077
  Change in net unrealized appreciation/
   depreciation during the period           (291,953)     (91,340)     (110,524)      62,321       (78,165)
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                  (255,054)     (87,860)     (136,927)      63,074       (59,020)
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders      4,304,007    4,534,930     4,909,152    1,672,515       866,960
  Contract terminations and benefits        (229,862)    (228,559)     (268,433)    (177,566)     (127,190)
  Net transfers among investment
   options                                  (226,983)    (719,064)       16,403      441,752        96,268
                                          ----------------------------------------------------------------
Net increase in net assets
 derived from contract related
 transactions                              3,847,162    3,587,307     4,657,122    1,936,701       836,038
                                          ----------------------------------------------------------------
INCREASE IN NET ASSETS                     3,592,108    3,499,447     4,520,195    1,999,775       777,018
Net assets, beginning of period            2,177,315    2,206,442     3,852,464      820,243       852,923
                                          ----------------------------------------------------------------
NET ASSETS, END OF PERIOD                 $5,769,423   $5,705,889    $8,372,659   $2,820,018    $1,629,941
                                          ================================================================
UNIT TRANSACTIONS
  Contributions                              396,386      418,806       436,657       171,25       178,988
  Terminations and benefits                  (21,377)     (20,550)      (24,458)     (18,892)      (12,011)
  Net transfers                              (22,821)     (67,748)          147       44,113         9,236
                                          ----------------------------------------------------------------
NET INCREASE IN UNITS                        352,188      330,508       412,346      196,472        76,213
                                          ================================================================

See accompanying notes.

       Separate Account II of National Integrity Life Insurance Company

                         Year Ended December 31, 1994

                                                                                             MORGAN
                                                        MITCHELL    MITCHELL     MORGAN      STANLEY
                                             ZWEIG      HUTCHINS    HUTCHINS    STANLEY     WORLDWIDE
                                            EQUITY       FIXED       MONEY       ASIAN        HIGH
                                          (SMALL CAP)    INCOME      MARKET      GROWTH      INCOME
                                           DIVISION     DIVISION    DIVISION    DIVISION*   DIVISION*     TOTAL
                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)            $      910   $   10,723  $   30,251  $  (10,374) $   (2,492) $    17,672
  Net realized gain (loss) on sales of
   investments                                 8,408       (7,155)          -      (2,173)     (2,697)      41,603
  Change in net unrealized appreciation/
   depreciation during the period            (49,222)     (77,926)          -    (183,241)    (18,047)    (838,097)
                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                   (39,904)     (74,358)     30,251    (195,788)    (23,236)    (778,822)
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders      1,001,251      609,118   3,481,089   1,837,678     819,407   24,036,107
  Contract terminations and benefits          (8,593)      (3,317)   (102,108)    (20,051)     (3,036)  (1,168,715)
  Net transfers among investment options     218,263      (11,339) (2,450,287)    601,440    (449,438)  (2,482,985)
                                          ------------------------------------------------------------------------
Net increase in net assets derived from
 contract related transactions             1,210,921      594,462     928,694   2,419,067     366,933   20,384,407
                                          ------------------------------------------------------------------------
INCREASE IN NET ASSETS                     1,171,017      520,104     958,945   2,223,279     343,697   19,605,585
Net assets, beginning of period              732,221      885,398     981,095           -           -   12,508,101
                                          ------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                 $1,903,238   $1,405,502  $1,940,040  $2,223,279  $  343,697  $32,113,686
                                          ========================================================================
UNIT TRANSACTIONS
  Contributions                               92,731       58,273     345,129     183,528      82,490
  Terminations and benefits                     (909)        (324)    (10,091)     (4,245)       (306)
  Net transfers                               20,890         (828)   (242,468)     62,048     (45,757)
                                          -----------------------------------------------------------
NET INCREASE IN UNITS                        112,712       57,121      92,570     241,331      36,427
                                          ===========================================================

*For the period June 15, 1994 (commencement of operations) to December 31, 1994.

See accompanying notes.

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

National Integrity Life Insurance Company ("National Integrity") established Separate Account II (the "Separate Account") on May 21, 1992 under the insurance laws of the state of New York for the purpose of issuing flexible payment variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") and their ultimate parent is ARM Financial Group, Inc. ("ARM"). ARM is a financial services company focusing on the long-term saving and retirement marketplace by providing retail and institutional products and services throughout the United States.

Contract holders may allocate or transfer their account values to one or more investment divisions of the Separate Account or to one or more fixed guaranteed rate options of National Integrity's Separate Account GPO. The Separate Account divisions invest in shares of corresponding investment portfolios of The Legends Fund, Inc. ("Legends Fund"), a "series" type mutual fund. Integrity served as investment advisor to the Legends Fund. Integrity had entered into a sub-advisory agreement with a professional manager for investment of the assets of each of the portfolios. Effective February 1, 1996 ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a wholly owned subsidiary of ARM, assumed Integrity's role as investment adviser to the Legends Fund. ARM Capital Advisors is registered with the SEC under the Investment Advisers Act of 1940. The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has ten investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Legends Fund.

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Renaissance Balanced Portfolio seeks capital appreciation and income in rising markets and the preservation of capital in declining markets. Its assets are allocated among common stocks of issuers with large capitalizations, United States government and high-quality corporate debt securities, and high quality cash equivalent issues, such as commercial paper. Equity investments will generally range from 10% to 75% of the total assets in the portfolio, and under normal market conditions at least 25% of total assets will be invested in senior fixed income securities. Renaissance Investment Management is the sub-adviser to the portfolio.

Zweig Asset Allocation Portfolio seeks long-term capital appreciation. It invests primarily in blue chip stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by the sub-adviser to the portfolio. Blue chip stocks are stocks which the sub-adviser considers comparable to the stocks included in the S&P 500 at the time of purchase, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), over-the-counter ("OTC") or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the portfolio.

Nicholas-Applegate Balanced Portfolio seeks maximum total return in both the equity and fixed income portion of its investments. Under normal market conditions, the portfolio will have 60% to 65% of its total assets invested in equity securities, including common stocks and securities convertible into or exchangeable for common stocks (such as convertible preferred stocks and convertible debentures). The remaining 35% to 40% of total assets will be invested in U.S. government securities or cash equivalent issues. Nicholas-Applegate Capital Management is the sub-adviser to the portfolio.

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The portfolio may invest all or a portion of its assets in cash and cash equivalents if the sub-adviser considers the equity markets to be overvalued. The portfolio may invest in U.S. government securities when this

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

appears desirable in light of the portfolio's investment objective or when market conditions warrant. Harris Bretall Sullivan & Smith, Inc. is the sub-adviser to the portfolio.

Dreman Value Portfolio seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have been generally overlooked by the market. Dreman Value Advisors, Inc. is the sub-adviser to the portfolio.

Zweig Equity (Small Cap) Portfolio seeks long-term capital appreciation. It invests primarily in small company stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. Small Company Stocks are the 2,500 stock positions immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the portfolio.

Mitchell Hutchins Fixed Income Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It invests in corporate bonds and mortgage-backed securities (including mortgage-backed certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), repurchase agreements with respect to securities in which the portfolio may invest and instruments used in certain hedging and related income strategies. The portfolio will principally invest in securities rated at least investment grade or, if not rated, determined by the sub-adviser to be of comparable quality. The portfolio may invest up to 15% of its total assets in securities rated below investment grade or of equivalent quality, including defaulted securities. Mitchell Hutchins Institutional Investors, Inc. ("Mitchell Hutchins"), a subsidiary of PaineWebber Incorporated, was the sub-adviser to the portfolio.

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mitchell Hutchins Money Market Portfolio seeks maximum current income consistent with liquidity and conservation of capital. It invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments, and maintains a dollar-weighted average portfolio maturity of 90 days or less. Mitchell Hutchins was the sub-adviser to the portfolio.

Morgan Stanley Asian Growth Portfolio seeks long-term capital appreciation through investment primarily in the common stocks of Asian issuers, excluding Japan. Under normal market conditions, the portfolio will invest at least 65% of the value of its total assets in common stocks that are traded on recognized stock exchanges of Asian countries and in common stocks of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The portfolio does not intend to invest in securities which are traded in markets in Japan or in companies organized under the laws of Japan. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

Morgan Stanley Worldwide High Income Portfolio seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation through investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world. The portfolio seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower-rated and unrated debt securities, emerging country debt securities and global fixed-income securities offering high yields. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

Morgan Stanley Asset Management Inc. ("MSAM") serves as sub-advisor to the Morgan Stanley Asian Growth portfolio and the Morgan Stanley Worldwide High Income portfolio. MSAM is a wholly owned subsidiary of Morgan Stanley Group Inc. ("Morgan Stanley"). Approximately 91% of the shares outstanding voting stock of ARM is owned

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

by private equity funds sponsored by Morgan Stanley, therefore these two entities are considered affiliates.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Legends Fund are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of Legends Fund shares are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends from the portfolios are reinvested in the portfolios and are reflected in the unit value of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted for all activity in the Separate Account.

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax, no taxes are payable on the investment income or on the capital gains of the Separate Account.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1995 and the cost of shares held at December 31, 1995 for each division were as follows:

           DIVISION                     PURCHASES        SALES           COST
--------------------------------------------------------------------------------
Renaissance Balanced                    $2,921,360     $1,242,438     $7,798,201
Zweig Asset Allocation                   1,011,966      2,210,218      4,722,510
Nicholas-Applegate Balanced              3,571,385      2,929,918      9,317,323
Harris Bretall Sullivan & Smith Equity
 Growth                                  3,503,147      2,200,846      4,453,913
Dreman Value                             1,591,649        432,508      2,927,868
Zweig Equity (Small Cap)                 1,098,160        416,148      2,646,230
Mitchell Hutchins Fixed Income             549,442        461,705      1,566,657
Mitchell Hutchins Money Market           9,959,120      8,356,484      3,542,707
Morgan Stanley Asian Growth              1,132,690      1,156,843      2,371,161
Morgan Stanley Worldwide High Income       207,080        248,189        322,933

3. EXPENSES

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual administrative

                              Separate Account II
                                       of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


3. EXPENSES (CONTINUED)

charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4. SUBSEQUENT EVENTS

On February 16, 1996, the Board of Directors of the Legends Fund voted to terminate the sub-advisory agreements with the sub-advisers of the Mitchell Hutchins Fixed Income Portfolio ("Fixed Income Portfolio") and the Mitchell Hutchins Money Market Portfolio ("Money Market Portfolio"). The two sub-advisory agreements terminated effective March 31, 1996. On April 1, 1996, J.P. Morgan Investment Management, Inc. ("J.P. Morgan") became the sub-adviser for the Fixed Income Portfolio. The new name of the Fixed Income Portfolio is the Pinnacle Fixed Income Portfolio. Concurrently, the Legends Fund's Board of Directors also voted to amend the Management Agreement between the Fixed Income Portfolio and ARM Capital Advisors to reduce the annual advisory fee relating to the Fixed Income Portfolio from .90% to .70% of average net assets. ARM Capital Advisors will compensate J.P. Morgan for its services as sub-adviser at the annual rate of .50% of average net assets. On April 1, 1996, ARM Capital Advisors began managing the Money Market Portfolio directly without any sub-adviser. The new name of the Money Market Portfolio is ARM Capital Advisors Money Market Portfolio. Concurrently, the Legends Fund's Board of Directors also voted to amend the fees payable under the Management Agreement for the Money Market Portfolio from .65% to .50% of average net assets. The investment objectives of the portfolios will remain unchanged.

                             Financial Statements
                               (Statutory Basis)

                           National Integrity Life
                               Insurance Company

                    Years Ended December 31, 1995 and 1994
                      with Report of Independent Auditors

                   National Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)


                    Years Ended December 31, 1995 and 1994




                                   CONTENTS
Report of Independent Auditors...............................................  1

Audited Financial Statements

Balance Sheets (Statutory Basis).............................................  3
Statements of Operations (Statutory Basis)...................................  5
Statements of Changes in Capital and Surplus (Statutory Basis)...............  6
Statements of Cash Flows (Statutory Basis)...................................  7
Notes to Financial Statements................................................  9

                        Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheet of National Integrity Life Insurance Company as of December 31, 1995 and 1994, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in
Note 1.

In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of National Integrity Life Insurance Company at December 31, 1995 and 1994, or the results of its operations or its cash flows for the years then ended. However, in our opinion, the supplementary information included in Note 1 presents fairly, in all material respects, shareholder's equity at December 31, 1995 and 1994, and net income for the years then ended in conformity with generally accepted accounting principles.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.


                                         /s/ Ernst & Young LLP


Louisville, Kentucky
February 23, 1996

                   National Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)

                                               DECEMBER 31,
                                           1995          1994
                                        ------------------------
                                             (In Thousands)
Admitted assets
Cash and invested assets:
 Bonds                                  $  635,249    $  560,165
 Preferred stocks                           14,428        13,355
 Mortgage loans                              5,318         6,644
 Policy loans                               22,606        19,730
 Cash and short-term investments            20,268        21,071
 Other invested assets                       8,827             -
                                        ------------------------
Total cash and invested assets             706,696       620,965

Separate account assets                    265,264       143,262
Broker balances receivable                       -           849
Accrued investment income                    7,959         8,128
Federal income tax recoverable                   -         2,259
Other admitted assets                            -            66

                                        ------------------------
Total admitted assets                   $  979,919    $  775,529
                                        ========================

                                                           DECEMBER 31,
                                                       1995          1994
                                                    -------------------------
                                                         (In Thousands)
Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
  Life and annuity reserves                         $  671,322    $   589,063
  Unpaid claims                                          1,813          2,135
  Deposits on policies to be issued                          -            716
                                                    -------------------------
 Total policy and contract liabilities                 673,135        591,914

 Separate account liabilities                          265,264        143,262
 Accounts payable and accrued expenses                     264          1,052
 Transfers to Separate Accounts due or accrued, net    (16,329)        (9,563)
 Reinsurance balances payable                               98          1,138
 Federal income taxes                                    1,005              -
 Asset valuation reserve                                 1,969            698
 Interest maintenance reserve                            6,992         10,665
 Broker balances payable                                 6,082              -
 Other liabilities                                       2,300            806
                                                    -------------------------
Total liabilities                                      940,780        739,972

Capital and surplus:
 Common stock, $10 par value, 200,000 shares
  authorized, issued and outstanding                     2,000          2,000
 Paid-in capital                                        59,244         59,244
 Special surplus funds                                     750            750
 Unassigned surplus                                    (22,855)       (26,437)
                                                    -------------------------
Total capital and surplus                               39,139         35,557

                                                    -------------------------
Total liabilities and capital and surplus           $  979,919     $  775,529
                                                    =========================

See accompanying notes.

                   National Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                         YEAR ENDED DECEMBER 31,
                                                             1995        1994
                                                         -----------------------
                                                              (In Thousands)
Premiums and other revenues:
 Premiums and annuity considerations                      $   1,262    $  2,604
 Deposit-type funds                                         261,378     154,851
 Net investment income                                       46,548      43,751
 Amortization of the interest maintenance reserve               823       1,564
 Other income                                                 3,913       2,191
                                                          ---------------------
Total premiums and other revenues                           313,924     204,961

Benefits paid or provided:
 Death benefits                                               9,098       5,809
 Annuity benefits                                             3,581       3,135
 Surrender benefits                                         119,789      63,653
 Payments on supplementary contracts                          1,869       1,669
 Increase in insurance and annuity reserves                  80,945       9,953
 Other benefits                                               1,492         112
                                                          ---------------------
Total benefits paid or provided                             216,774      84,331

Insurance and other expenses:
 Commissions                                                  4,809       5,275
 General expenses                                             8,150       9,910
 Taxes, licenses and fees                                       301         300
 Net transfers to separate account                           77,166     100,369
                                                          ---------------------
Total insurance and other expenses                           90,426     115,854
                                                          ---------------------
Gain from operations before federal income taxes and net
 realized capital losses                                      6,724       4,776

Federal income taxes                                            991          23
                                                          ---------------------
Gain from operations before net realized capital losses       5,733       4,753

Net realized capital gains (losses), less capital gains
 tax expense (benefit) (1995-$1,800,000;
 1994-$(1,923,000)) and excluding net gains (losses)
 transferred to the interest maintenance reserve
 (1995-$(2,850,000); 1994-$(8,756,000))                        (900)       (800)
                                                          ---------------------
Net income                                                $   4,833    $  3,953
                                                          =====================

See accompanying notes.

                   National Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years ended December 31, 1995 and 1994

                                                    SPECIAL                  TOTAL
                                COMMON    PAID-IN   SURPLUS   UNASSIGNED  CAPITAL AND
                                STOCK     SURPLUS    FUNDS     SURPLUS      SURPLUS
                                ----------------------------------------------------
                                                   (In Thousands)
Balance, January 1, 1994        $2,000    $ 59,244  $    750   $(29,735)    $ 32,259
Net income                                                        3,953        3,953
Increase in nonadmitted assets                                       (4)          (4)
Increase in asset valuation
 reserve                                                           (651)        (651)
                                ----------------------------------------------------
Balance, December 31, 1994       2,000      59,244       750    (26,437)      35,557

Net income                                                        4,833        4,833
Decrease in nonadmitted assets                                       20           20
Increase in asset valuation
 reserve                                                         (1,271)      (1,271)
                                ----------------------------------------------------
Balance, December 31, 1995      $2,000    $ 59,244  $    750   $(22,855)    $ 39,139
                                ====================================================

See accompanying notes.

                   National Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)

                                                         YEAR ENDED DECEMBER 31,
                                                             1995      1994
                                                         ----------------------
                                                              (In Thousands)
Operations:
Premiums, policy proceeds, and other considerations
 received                                                $  262,639  $ 157,455
Net investment income received                               47,165     44,687
Commission and expense allowances received on
 reinsurance ceded                                              906         36
Benefits paid                                              (134,780)   (74,154)
Insurance expenses paid                                     (13,461)   (15,299)
Other income received net of other expenses paid                166        173
Net transfers to separate account                           (89,932)  (107,601)
Federal income taxes paid                                         -       (358)
                                                         ---------------------
Net cash provided by operations                              78,703      4,939

Proceeds from sales, maturities, or repayments of
 investments:
  Bonds                                                     339,361    206,582
  Preferred stocks                                            6,913      3,356
  Subsidiary                                                      -         25
  Mortgage loans                                              1,326        941
                                                         ---------------------
Total investment proceeds                                   347,600    210,904
Taxes paid on capital gains                                       -     (2,468)
                                                         ---------------------
Net proceeds from sales, maturities, or repayments of
 investments                                                347,600    208,436

Other cash provided:
 Other sources                                                7,899        662
                                                         ---------------------
Total other cash provided                                     7,899        662
                                                         ---------------------
Total cash provided                                         434,202    214,037
                                                         ---------------------

                   National Integrity Life Insurance Company

                                                       YEAR ENDED DECEMBER 31,
                                                           1995       1994
                                                       -----------------------
                                                           (In Thousands)
Cost of investments acquired:
 Bonds                                                  $  416,110  $  253,894
 Preferred stocks                                            7,818      16,711
 Other invested assets                                       8,841           -
                                                        ----------------------
Total investments acquired                                 432,769     270,605

Other cash applied:
 Other applications, net                                     2,236       9,324
                                                        ----------------------
Total other cash applied                                     2,236       9,324
                                                        ----------------------
Total cash used                                            435,005     279,929
                                                        ----------------------
Net decrease in cash and short-term investments               (803)    (65,892)

Cash and short-term investments at beginning of year        21,071      86,963
                                                        ----------------------
Cash and short-term investments at end of year          $   20,268  $   21,071
                                                        ======================

See accompanying notes.

                   National Integrity Life Insurance Company

                Notes to Financial Statements (Statutory Basis)

                               December 31, 1995


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company ("National Integrity" or the "Company") is a wholly owned subisidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired Integrity and the Company from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of New York. The Company, currently licensed in eight states and the District of Columbia, provides retail and institutional products to the long-term savings and retirement marketplace.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from generally accepted accounting principles ("GAAP"); the more significant variances from GAAP are as follows:

    INVESTMENTS

    Investments in bonds and preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values. Mortgage loans on real estate in good standing are reported at unpaid principal balances. Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate account. The Asset Valuation
    Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than surplus. Under a formula prescribed by the NAIC, National Integrity defers the portion of

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

    realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method. The net deferral is reported as the "interest maintenance reserve" in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

    POLICY ACQUISITION COSTS

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    NONADMITTED ASSETS

    Certain assets designated as "nonadmitted," principally agents' debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS

    Revenues for investment-type products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, such premiums received are accounted for as deposits and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

    BENEFIT RESERVES

    Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

   FEDERAL INCOME TAXES

   Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                          1995        1994
                                                       -----------------------
                                                          (In Thousands)
Net income as reported in the accompanying
 statutory basis financial statements                   $ 4,833    $  3,953
Deferred policy acquisition costs, net of
 amortization                                             7,614      10,350
Adjustments to policyholder deposits                     (3,669)     (7,183)
Adjustments to invested asset carrying values at
 acquisition date                                          (180)     (1,236)
Amortization of value of insurance in force              (2,905)     (1,556)
Amortization of interest maintenance reserve               (823)     (1,564)
Adjustments for realized investment gains (losses)         (747)    (10,807)
Adjustments for federal income tax benefit (expense)        564        (292)
Other                                                       356      (1,331)
                                                      ------------------------
Net income (loss), GAAP basis                          $  5,043    $ (9,676)
                                                      ========================

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

                                                             DECEMBER 31,
                                                           1995        1994
                                                         ---------------------
                                                            (In Thousands)
Capital and surplus as reported in the accompanying
 statutory basis financial statements                    $  39,139   $  35,557

Adjustments to policyholder deposits                       (26,792)    (23,123)
Adjustments to invested asset carrying values at
 acquisition date                                           (5,889)     (4,962)
Asset valuation reserve and interest
 maintenance reserve                                        20,567      20,119
Value of insurance in force                                 15,393      18,288
Deferred policy acquisition costs                           18,541      10,927
Net unrealized gains (losses) on available-for-sale
 investments                                                 5,577     (31,571)
Other                                                         (246)     (1,146)
                                                         ---------------------
Shareholder's equity, GAAP basis                         $  66,280    $ 24,089
                                                         =====================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments, are stated at values prescribed by the NAIC, as follows:

   Bonds and short-term investments are reported at cost or amortized cost; the discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

   Preferred stocks are reported at cost or amortized cost.

   Mortgage loans and policy loans are reported at unpaid principal balances.

   Short-term investments includes investments with maturities of less than one year at the date of acquisition.

   Realized capital gains and losses are determined using the specific identification method.

BENEFITS

Insurance and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

POLICY AND CONTRACT CLAIMS

Unpaid benefits and related expenses are established for estimates of payments to be made on individual insurance claims that have been incurred and reported, and estimates of losses which have occurred but have not been reported. Management believes that its reserve estimate for policy and contract claims is adequate.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1995 financial statements. These reclassifications had no effect on previously reported net income or surplus.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within

                   National Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES (CONTINUED)

a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

3. INVESTMENTS

The cost or amortized cost and the fair, or comparable, value of investments in bonds are summarized as follows:

                                     COST OR     GROSS       GROSS
                                    AMORTIZED  UNREALIZED  UNREALIZED    FAIR
                                       COST      GAINS       LOSSES      VALUE
                                    --------------------------------------------
                                                 (In Thousands)
At December 31, 1995:
 U.S. treasury securities
  and obligations of U.S.
  government agencies                $ 51,434   $ 1,381      $   22   $   52,793
 States and political subdivisions      5,997        43           -        6,040
 Foreign governments                    1,898        62           -        1,960
 Public utilities                      19,861       190          41       20,010
 Other corporate securities           229,776     5,366       1,653      233,489
 Asset-backed securities               27,695         -           -       27,695
 Mortgage-backed securities           298,588         -           -      298,588
                                   ---------------------------------------------
Total bonds                        $  635,249   $ 7,042     $ 1,716   $  640.575
                                   =============================================

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

                                     COST OR     GROSS       GROSS
                                    AMORTIZED  UNREALIZED  UNREALIZED    FAIR
                                       COST      GAINS       LOSSES      VALUE
                                    --------------------------------------------
                                                 (In Thousands)
At December 31, 1994:
 U.S. treasury securities
  and obligations of U.S.
  government agencies                $  1,233   $     -    $     11   $    1,222
 States and political subdivisions     11,628         -       1,318       10,310
 Foreign governments                    4,965         -         715        4,250
 Public utilities                      42,303         -       3,951       38,352
 Other corporate securities           219,363         -      16,460      202,903
 Asset-backed securities               15,208         -           -       15,208
 Mortgage-backed securities           265,465         -         568      264,897
                                   ---------------------------------------------
Total bonds                        $  560,165   $     -    $ 23,023   $  537,142
                                   =============================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1995 and 1994, the fair value of investments in bonds includes $426,972,000 and $343,698,000, respectively, of bonds that were valued at amortized cost.

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1995, by contractual maturity, is as follows:

                                               COST OR
                                              AMORTIZED        FAIR
                                                COST           VALUE
                                           -----------------------------
                                                 (In Thousands)
        Years to maturity:
          One or less                        $    3,348     $    3,348
          After one through five                119,032        118,398
          After five through ten                 68,617         68,611
          After ten                             117,969        123,935
          Asset-backed securities                27,695         27,695
          Mortgage-backed securities            298,588        298,588
                                           -----------------------------
          Total                              $  635,249     $  640,575
                                           =============================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1995 and 1994 were $286,601,000 and $143,164,000; gross gains of $4,404,000 and $385,000, and gross losses of $5,621,000 and $11,064,000 were realized on those sales, respectively.

At December 31, 1995 and 1994, bonds with an admitted asset value of $1,234,000 and $1,233,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

The Company has made no new investments in mortgage loans during 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages is 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end the Company held no mortgages with interest more than one year past due. During 1995, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and National Integrity until the mortgage loans have been repaid in full.

Major categories of the Company's net investment income are summarized as follows:

                                                  YEAR ENDED DECEMBER 31,
                                                   1995             1994
                                                 -------------------------
                                                      (In Thousands)
  Income:
    Bonds                                        $ 43,591         $ 41,326
    Preferred stocks                                1,282              356
    Mortgage loans                                    565              633
    Policy loans                                    1,751            1,478
    Short-term investments and cash                   773            1,117
    Other investment income (loss)                    383                5
                                                 -------------------------
  Total investment income                          48,345           44,915

  Investment expenses                              (1,797)          (1,164)
                                                 --------------------------
  Net investment income                          $ 46,548         $ 43,751
                                                 ==========================

                   National Integrity Life Insurance Company

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, National Integrity reinsures mortality risks under certain of its insurance products with other insurance companies through reinsurance agreements. These reinsurance agreements primarily cover single premium endowment contracts and variable life insurance policies. Through these reinsurance agreements, substantially all mortality risks associated with SPE deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements. Reinsurance ceded is not significant to the Company's premiums, benefits or policy and contract liabilities. During 1995, the Company entered into a reinsurance agreement with General American Life Insurance Company to assume, on a 50% coinsurance basis, guaranteed investment contracts ("GICs"). Policy and contract liabilities assumed under this agreement were $117,770,000 at December 31, 1995. Reinsurance assumed has increased premiums and benefits paid in 1995 by $117,175,000 and $1,400,000, respectively.

5. FEDERAL INCOME TAXES

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations.

Income before income taxes differs from taxable income principally due to value of insurance in-force, policy acquisition costs, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The December 31, 1995 tax provision was calculated including net operating loss carryover benefits of $4,304,000.

6. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance law, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

                   National Integity Life Insurance Company

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1995 and 1994, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                   National Integrity Life Insurance Company

7. ANNUITY RESERVES

At December 31, 1995 and 1994, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                AMOUNT   PERCENT
                                                              ------------------
                                                                 (In Thousands)
At December 31, 1995:
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                              $   67,407   8.1%
    At book value less current surrender charge of 5% or more    190,629   22.7
    At market value                                              180,991   21.6
                                                              ------------------
    Total with adjustment or at market value                     439,027   52.4
  Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment
                                                                 337,299   40.2
  Not subject to discretionary withdrawal                         67,710    7.4
                                                              ------------------
  Total annuity reserves and deposit fund liabilities--before
   reinsurance                                                   838,036  100.0%
                                                                          ======
  Less reinsurance ceded                                               -
  Net annuity reserves and deposit fund liabilities           $  838,036
                                                              ==========
At December 31, 1994:
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                              $   37,840    5.9%
    At book value less current surrender charge of 5% or more    220,038   34.4
    At market value                                               96,158   15.0
                                                              ------------------
    Total with adjustment or at market value                     354,036   55.3
  Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment
                                                                 229,231   35.8
  Not subject to discretionary withdrawal                         57,224    8.9
                                                              ------------------

  Total annuity reserves and deposit fund liabilities--before
   reinsurance                                                   640,491  100.0%
                                                                          ======
  Less reinsurance ceded                                             325
                                                              ----------
  Net annuity reserves and deposit fund liabilities           $  640,166
                                                              ==========

                   National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1995 is as follows:

                                                *NON-
                                               INDEXED        NON-
                                              GUARANTEE    GUARANTEED
                                             LESS THAN OR   SEPARATE
                                             EQUAL TO 4%    ACCOUNTS   TOTAL
                                             ---------------------------------
                                                      (In Thousands)
Premiums, deposits and other considerations    $ 25,771     $ 71,211  $ 96,982
                                             =================================
Reserves for separate accounts with assets
 at fair value                                 $ 67,407     $181,059  $248,466
                                             =================================
Reserves for separate accounts by withdrawal
 characteristics:
  Subject to discretionary withdrawal (with
   adjustment):
    With market value adjustment               $ 67,407     $      -  $ 67,407
    At market value                                   -      181,059   181,059
                                             ---------------------------------
  Total with adjustment or at market value       67,407      181,059   248,466
  Not subject to discretionary withdrawal             -            -         -
                                             ---------------------------------
  Total separate account reserves              $ 67,407     $181,059  $248,466
                                             =================================

*Separate accounts with guarantees.

                   National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1995 and 1994 is presented below:

                                                             1995      1994
                                                           ------------------
                                                             (In Thousands)
Transfers as reported in the Summary of Operations of the
 Separate Accounts Statement:
  Transfers to Separate Accounts                           $ 96,982  $110,843
  Transfers from Separate Accounts                          (21,800)  (11,473)
                                                           ------------------
Net transfers to Separate Accounts                           75,182    99,370

Reconciling adjustments:
  Mortality and expense charges reported as other income      1,928     1,017
  Other income (expenses)                                        56       (18)
                                                           ------------------
Transfers as reported in the Summary of Operations of the
 Life, Accident and Health Annual Statement                $ 77,166  $100,369
                                                           ==================

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate

                   National Integrity Life Insurance Company

9. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                       DECEMBER 31, 1995     DECEMBER 31, 1994
                                      --------------------  --------------------
                                      CARRYING              CARRYING
                                       AMOUNT   FAIR VALUE   AMOUNT   FAIR VALUE
                                      --------------------  --------------------
                                                    (In Thousands)
Assets:
  Bonds                               $635,249   $666,955   $560,165   $517,098
  Preferred stocks                      14,428     15,964     13,355     13,304
  Mortgage loans                         5,318      5,318      6,644      6,644

Liabilities:
  Life and annuity reserves
   for investment-type contracts      $472,037   $474,465    504,176    492,496
  Separate account reserves            248,398    247,220    133,674    132,945

Mortgage Loans on Real Estate

Pursuant to the terms of the acquisition, payments of principal and interest on mortgage loans are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

Life and Annuity Reserves for Investment-type Contracts

The fair value of structured settlements and immediate annuities are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of structured settlements and immediate annuities represents the fair values of those insurance policies as a whole. The fair value amounts of the remaining annuities are based on the cash surrender value of the underlying policies.

Separate Account Reserves

The fair value of separate account reserves for investment-type products equals the cash surrender values.

                   National Integrity Life Insurance Company

10. Related Party Transactions

Effective January 1, 1994, the Company entered into an Administrative Services Agreement and an Investment Advisory Agreement with ARM. Under these agreements, ARM performs certain administrative investment advisory and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1995 and 1994, the Company was charged $5,641,000 and $5,648,000, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

                                     PART C

                               OTHER INFORMATION
                               -----------------

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------
(a)  Financial Statements included in Part A:
     ----------------------------------------
      Part 1 - Financial Information

      Financial Statements included in Part B:
      ----------------------------------------
      Separate Account II:
      --------------------
      Report of Independent Auditors
      Statement of Assets and Liabilities as of December 31, 1995
      Statement of Operations for the Year Ended December 31, 1995
      Statements of Changes in Net Assets for the Years Ended December 31, 1995
       and 1994
      Notes to Financial Statements

      National Integrity Life Insurance Company:
      ------------------------------------------
      Report of Independent Auditors
      Balance Sheets (Statutory Basis) as of December 31, 1995 and 1994 Statements of Operations (Statutory Basis) for the Years Ended
       December 31, 1995 and 1994
      Statements of Changes in Surplus (Statutory Basis) for the Years Ended
       December 31, 1995 and 1994
      Statements of Cash Flows (Statutory Basis) for the Years Ended
       December 31, 1995 and 1994
      Notes to Financial Statements


(b)   Exhibits:
      ---------
      The following exhibits are filed herewith:

      1. Resolutions of the Board of Directors of National Integrity Life Insurance Company (National Integrity) and Certification of the Chief Executive Officer authorizing the establishment of Separate Account II, the Registrant. Incorporated by reference from Registrant's registration statement filed on August 20, 1992.

      2.    Not applicable.

      3.(a) Form of Selling/General Agent Agreement among National Integrity,
            Integrity Financial Services, Inc. (IFS) and Painewebber Incorporated, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-4 filed on October 23, 1992.

      3.(b) Form of Variable Contract Principal Underwriter Agreement with
            ARM Securities Corporation. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

      4.(a) Form of trust agreement. Incorporated by reference from Registrant's registration statement filed on August 20, 1992.

      4.(b) Form of group variable annuity contract. Incorporated by reference from Form N-4 registration statement (File No. 33-56658).

      4.(c) Form of variable annuity certificate. Incorporated by reference from Form N-4 registration statement (File No. 33-56658).

      4.(d) Form of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's registration statement filed on October 23, 1992.

      5. Form of application. Incorporated by reference from post-effective amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51122).

      6.(a) Certificate of Incorporation of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119).

      6.(b) By-Laws of National Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-33119).

      7.(a) Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51126), filed on April 28, 1995.

      7.(b) Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

      8. Form of Participation Agreement among Integrity Series Fund, Inc., National Integrity and IFS incorporated by reference to Registrant's registration statement on Form N-4 filed August 20, 1992.

      9. Opinion and Consent of John R. McGeeney, Co-General Counsel. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

      10.     Consents of Ernst & Young LLP (filed herewith).

      11.     Not applicable.

      12.     Not applicable.

      13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

      14.     Not applicable.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR
          ---------------------------------------

          Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor:

Directors:
----------

                                     Position and Offices with National
Name and Principal Business Address  Integrity
-----------------------------------  ------------------------------------
Debra E. Abramovitz                  Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York 10020

Kenneth F. Clifford                  Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York 10020

James S. Cole                        Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York 10020

Warren M. Foss                       Director
Bear Stearnes Co.
245 Park Avenue, 3rd Floor
New York, New York 10167

John Franco                          Director, Co-Chairman of the Board and
ARM Financial Group, Inc.             Co-Chief Executive Officer
515 West Market Street
Louisville, Kentucky 40202

Dudley J.Godfrey, Jr.                Director
Godfrey & Kahn, S.C.
789 North Water Street
Milwaukee, Wisconsin 53202-3590

Donald B. Henderson, Jr.             Director
LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street
New York, New York 10019-4513

Edward D. Powers                     Director
6064 Shipyard Lane
Easton, Maryland 21601

David R. Ramsay                      Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York 10020

Martin H. Ruby                       Director, Co-Chairman of the Board and
ARM Financial Group Inc.              Co-Chief Executive Officer
515 West Market Street
Louisville, Kentucky 40202

Name and Principal Business Address                     Position and Offices with National Integrity
-----------------------------------                     --------------------------------------------
Irwin T. Vanderhoof                                      Director
18 Two Bridges Road
Towaco, New Jersey

Peter R. Vogelsang                                       Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York 10020

Emad A. Zikry                                            Director, President and Chief Investment Officer
ARM Capital Advisors, Inc.
200 Park Avenue, 20th Floor
New York, New York 10166

Selected Officers:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville, Kentucky 40202.)

Name and Principal Business Address                     Position and Offices with National Integrity
-----------------------------------                     --------------------------------------------
Robert H. Scott                                         Co-General Counsel and Secretary

Peter S. Resnik                                         Treasurer

Dennis L. Carr                                          Executive Vice President-Chief Actuary

David E. Ferguson                                       Executive Vice President-Chief Administrative Officer

John R. Lindholm                                        Executive Vice President-Chief Marketing Officer

Edward L. Zeman                                         Executive Vice President-Chief Financial Officer

Barry G. Ward                                           Control

John R. McGeeney                                        Co-General Counsel

Rose M. Culbertson                                      Tax Officer

Item 26. Persons Controlled by or Under Common Control with National Integrity or Registrant

     National Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio stock life insurance corporation. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Deleware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the

SEC is a transfer and disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

     No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.

     The following is a complete list of the subsidiaries of Morgan Stanley. All subsidiaries are wholly owned by their immediate parent company and are incorporated in Delaware, except where noted otherwise in parentheses.

MORGAN STANLEY GROUP INC.
-------------------------
Fourth Street Development Co. Incorporated
Fourth Street Ltd.
Jolter Investments Inc.
Morgan Rundle Inc.
         MR Ventures Inc.
Morgan Stanley Advisory Partnership Inc.
Morgan Stanley Asset Management Inc.
         Morgan Stanley Asset Management Holdings Inc.
             *Miller Anderson & Sherrerd, LLP (Pennsylvania) Morgan Stanley Baseball, Inc.
Morgan Stanley Capital I Inc.
Morgan Stanley Capital Group Inc.
Morgan Stanley Capital (Jersey) Limited (Jersey, Channel Islands) Morgan Stanley Capital Partners III, Inc.
Morgan Stanley Capital Services Inc.
Morgan Stanley Commercial Mortgage Capital, Inc.
Morgan Stanley Commodities Management, Inc.
Morgan Stanley Derivative Products Inc.
Morgan Stanley Developing Country Debt II, Inc.
Morgan Stanley Emerging Markets Inc.
Morgan Stanley Equity (C.I.) Limited (Jersey, Channel Islands) Morgan Stanley Equity Investors Inc.
Morgan Stanley Finance (Jersey) Limited (Jersey, Channel Islands) Morgan Stanley Insurance Agency Inc.
Morgan Stanley (Jersey) Limited (Jersey, Channel Islands)
Morgan Stanley LEF I, Inc.
Morgan Stanley Leveraged Capital Fund Inc.
Morgan Stanley Leveraged Equity Fund II, Inc.
         Morgan Stanley Capital Partners Asia Limited (Hong Kong) Morgan Stanley Market Products Inc.
Morgan Stanley Mortgage Capital Inc. (New York)

Morgan Stanley Real Estate Investment Management Inc.
         Morgan Stanley Real Estate Fund, Inc.
             MSREF I, L.L.C.
         MSREF I-CO, L.L.C.
Morgan Stanley Real Estate Investment Management II, Inc.
         MSREF II-CO, L.L.C.
Morgan Stanley Realty Incorporated
         Brooks Harvey & Co., Inc.
         Morgan Stanley Realty of California Inc. (California)
         Morgan Stanley Realty of Illinois Inc.
         Brooks Harvey of Florida, Inc.(Florida)
         Brooks Harvey & Co. of Hawaii, Inc.
         Morgan Stanley Realty Japan Ltd. (Japan)
         BH-MS Realty Inc.
             BH-MS Leasing Inc.
                BH-Sartell Inc.
The Morgan Stanley Scholarship Fund, Inc. (Not-for-Profit)
Morgan Stanley Services Inc.
Morgan Stanley Technical Services Inc.
Morgan Stanley Technical Services MB/VC Inc.
Morgan Stanley Trust Company (New York)
         MS Prospect & Co.
Morgan Stanley Venture Capital Inc.
Morgan Stanley Venture Capital II, Inc.
Morgan Stanley Ventures Inc.
Morstan Development Company, Inc.
         Moranta, Inc. (Georgia)
         Porstan Development Company, Inc. (Oregon)
MS 10020, Inc.
MS Financing Inc.
         Morgan Stanley 750 Building Corp.
         MS Tokyo Properties Ltd. (Japan)
MS Holdings Incorporated
MS SP Urban Horizons, Inc.
MS Urban Horizons, Inc.
MS Venture Capital (Japan) Inc.
MSAM/Kokusai, Inc.
MSBF Inc.
MSCP III Holdings, Inc.
MSPL Co. Inc.
MSREF II, Inc.
          MSREF II, L.L.C.
MS/USA Leasing Inc.
PG Holdings, Inc.
PG Investors, Inc.
PG Investors II, Inc.
Pierpont Power, Inc. (New York)
Romley Computer Leasing Inc.
Strategic Investments I, Inc.

THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P.
-------------------------------------------------
(The general partner of which is Morgan Stanley Leveraged Equity Fund II, Inc.) American Italian Pasta Company
Amerin Corporation
           Amerin Guaranty Corporation
ARM Financial Group, Inc.
CIMIC Holdings Limited
Consolidated Hydro, Inc.
Fort Howard Corporation

Hamilton Services Limited

PageMart Nationwide, Inc.
PSF Finance L.P.
         Premium Standard Forms, Inc.
         Container Corporation of America
Risk Management Solutions
Silgan Holding Inc.
         Silgan Corporation
Sullivan Holding Inc.
         Sullivan Communications, Inc.
         Sullivan Graphics, Inc.

MORGAN STANLEY CAPITAL PARTNERS III, L.P.
-----------------------------------------
(The general partner of the general partner which is Morgan Stanley Capital Partners III, Inc.)
ARM Financial Group, Inc.
CSG Systems International, Inc.
The Compucare Company
Highlands Gas Corporation
ECO II Holdings
PSF Finance, L.P.
         Premium Standard Forms, Inc.
Nokia Aluminum
SITA Telecommunications Holdings, N.V.

MORGAN STANLEY & CO. INCORPORATED
---------------------------------
(100% owned by Morgan Stanley Group Inc.)
HRJ Corporation
Morgan Stanley Flexible Agreements Inc.
Morgan Stanley Securities Trading Inc.
Morgan Stanley Stock Loan Inc.
MS Securities Services Inc.
NRSD Corporation
Prime Dealer Services Corp.

MORGAN STANLEY INTERNATIONAL INCORPORATED
-----------------------------------------
(100% owned by Morgan Stanley Group Inc.)
Bank Morgan Stanley AG (Switzerland)
Morgan Stanley AOZT (Russia)
Morgan Stanley Asia (China) Limited (Hong Kong)
Morgan Stanley Asia Holdings I Inc.
Morgan Stanley Asia Holdings II Inc.
Morgan Stanley Asia Holdings III Inc.
Morgan Stanley Asia Holdings IV Inc.
Morgan Stanley Asia Holdings V Inc.
Morgan Stanley Asia Holdings VI Inc.
Morgan Stanley Asia Pacific (Holdings) Limited (Cayman Islands)
         Morgan Stanley Asia Regional (Holdings) I LLC (Cayman Islands)
             Morgan Stanley Asia Limited (Hong Kong)
             Morgan Stanley Futures (Hong Kong) Limited (Hong Kong) Morgan Stanley Hong Kong Securities Limited (Hong Kong) Morgan Stanley Pacific Limited (Hong Kong)
         Morgan Stanley Asia Regional (Holdings) II LLC (Cayman Islands) Morgan Stanley Asia Regional (Holdings) III LLC (Cayman Islands) Morgan Stanley Asia Regional (Holdings) IV LLC (Cayman Islands) **Morgan Stanley Japan (Holdings) Ltd. (Cayman Islands)
             Morgan Stanley Japan Limited (Hong Kong)
Morgan Stanley Asia Pacific (Holdings) I Limited (Cayman Islands)
Morgan Stanley Asia (Singapore) Pte Ltd (Republic of Singapore)
Morgan Stanley Asia (Taiwan) Ltd. (Republic of China)
Morgan Stanley Asset & Investment Trust Management Co. Limited (Japan) Morgan Stanley Asset Management Singapore Limited (Republic of Singapore)

Morgan Stanley Australia Limited (Australia)
Morgan Stanley Bank Luxembourg S.A. (Luxembourg)
Morgan Stanley Canada Limited (Canada)
Morgan Stanley Capital SA (France)
Morgan Stanley Capital Group (Singapore) Pte Ltd (Republic of Singapore)
Morgan Stanley Capital (Luxembourg) S.A. (Luxembourg)
Morgan Stanley Developing Country Debt, Ltd. (Bermuda)
Morgan Stanley Financial Services Beteiligungs GmbH (Germany)
Morgan Stanley Futures (Singapore) Pte Ltd (Republic of Singapore)
Morgan Stanley Group (Europe) Plc (England)
      Morgan Stanley Asset Management Limited (England)
      Morgan Stanley Capital Group Limited (England)
      Morgan Stanley (Europe) Limited (England)
      Morgan Stanley Finance plc (England)
      Morgan Stanley Properties Limited (England)
      Morgan Stanley Property Management (UK) Limited (England)
      Morgan Stanley Services (UK) Limited (England)
      Morgan Stanley UK Group (England)
             Morgan Stanley & Co. International Limited (England)
                 Morgan Stanley International Nominees Limited (England)
             Morgan Stanley & Co. Limited (England)
             Morgan Stanley Securities Limited (England)
                 Morstan Nominees Limited (England)
      MS Leasing UK Limited (England)
      MS Volatility Fund N.V. (Netherlands Antilles)
Morgan Stanley Holding (Deutschland) GmbH (Germany)
      Morgan Stanley Bank AG (Germany)
Morgan Stanley Hong Kong Nominees Limited (Hong Kong)
Morgan Stanley International Insurance Ltd. (Bermuda)
Morgan Stanley Latin America Incorporated
      Morgan Stanley do Brasil Limitada (Brazil)
      MS Carbocol Advisors Incorporated (Delaware)
      MS Ferrovias Advisors Incorporated (Delaware)
Morgan Stanley Mauritius Company Limited (Mauritius)
      ***Morgan Stanley Asset Management India Private Limited (India)
      ***Morgan Stanley India Securities Private Limited (India)
Morgan Stanley Offshore Investment Company Ltd. (Cayman Islands)
Morgan Stanley Overseas Services (Jersey) Limited (Jersey, Channel Islands) Morgan Stanley S.A. (France)
Morgan Stanley SICAV Management S.A. (Luxembourg)
Morgan Stanley South Africa (Pty) Limited (South Africa)
Morgan Stanley (Structured Products) Jersey Limited (Jersey, Channel Islands) Morgan Stanley Wertpapiere GmbH (Germany)
MS Italy (Holdings) Inc.
      Banca Morgan Stanley SpA (Italy)
MS LDC, Ltd.
MSL Incorporated
___________________________
* 95% owned by Morgan Stanley Asset Management Holdings Inc., 3% owned by MSL Incorporated and 2% owned by MS Holdings Incorporated.
**   25% owned by Morgan Stanley Asia Pacific (Holdings) I Limited.
***  25% owned by non-Morgan Stanley entities.

[There are no subsidiaries of National Integrity. The financial statements for National Integrity are not consolidated with any affiliate.]

Item 27. Number of Contract owners
         --------------------------

         As of December 12, 1996 there were 903 contractholders.


Item 28. Indemnification
         ----------------

By-Laws of National Integrity. National Integrity's By-Laws provide, in Article VII, as follows:

         7.1 Indemnification of Directors, Officers, Employees and Incorporators. To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

         (a) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director, officer, employee or incorporator of the Company shall be indemnified by the Company;

         (b) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (c) the related expenses of any such person in any other of said categories may be advanced by the Company.


By-Laws of ARM Securities. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

         Section 4.01 Indemnification. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

         Section 4.02 Insurance. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

Agreements. National Integrity and ARM Securities, including each director, officer, and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement filed as Exhibit 3(a) to this Registration Statement. Those sections are incorporated by reference into this response. In addition, National Integrity and ARM Securities, including each director, officer and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit 8 to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of National Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

Insurance. The directors and officers of Integrity and ARM Securities are insured under a policy, issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.


Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters
         ----------------------

          (a) ARM Securities is the principal underwriter for Separate Account
II. ARM Securities also serves as an underwriter for Separate Account I of National Integrity, Separate Accounts I and II of Integrity, and The Legends Fund, Inc. National Integrity is the Depositor of Separate Accounts II, and VUL.

          (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities, are as follows:

Name and Principal Business Address              Position and Offices with ARM Securities
-----------------------------------              ----------------------------------------
Edward J. Haines                                 Director and President
515 West Market Street
Louisville, Kentucky 40202

John R. McGeeney                                 Director, Secretary, General Counsel & Compliance
515 West Market Street                           Officer
Louisville, Kentucky 40202

Peter S. Resnik                                  Treasurer
515 West Market Street
Louisville, Kentucky 40202

Walter W. Balek                                  Vice President
200 East Wilson Bridge Road
Worthington, Ohio 43085

Dale C. Bauman                                   Vice President
100 North Minnesota Street
New Ulm, Minnesota 46073

Robert Bryant                                    Vice President
1550 East Shaw #120
Fresno, California 93710

Ronald Geiger                                    Vice President
100 North Minnesota Street
New Ulm, Minnesota 46073

Barry G. Ward                                    Controller
515 West Market Street
Louisville, Kentucky 40202

Rose M. Culbertson                               Tax Officer
515 West Market Street
Louisville, Kentucky 40202

William H. Guth                      Operations Officer
200 East Wilson Bridge Road
Worthington, Ohio  43085

David L. Anders                      Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

Robert L. Maddox                     Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

Sheri L. Bean                        Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

          (c) Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by National Integrity at 515 West Market Street, Louisville, Kentucky 40202 or 200 Park Avenue, 20th Floor, New York, New York 10166.


ITEM 31.  MANAGEMENT SERVICES
          -------------------

          The contract under which management-related services are provided to National Integrity is discussed under Part 1 of Part B.


ITEM 32.  UNDERTAKINGS
          ------------

          The Registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          National Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Integrity.

                                  SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 31st day of December, 1996.



                            SEPARATE ACCOUNT II OF
                   NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                 (Registrant)

                 By: National Integrity Life Insurance Company
                                  (Depositor)



                             By: /s/ Emad A. Zikry
                                 -----------------
                                     Emad A. Zikry
                    President and Chief Investment Officer


                   NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                  (Depositor)



                             By: /s/ Emad A. Zikry
                                 -----------------
                                     Emad A. Zikry
                    President and Chief Investment Officer

                                   SIGNATURES

            As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 31st day of December, 1996.

                   NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                  (Depositor)



                       By:   /s/ Emad A. Zikry
                          -------------------------------
                                 Emad A. Zikry
                    President and Chief Investment Officer


           As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


              PRINCIPAL EXECUTIVE OFFICER:     /s/ Emad A. Zikry
                                          ____________________________________
                 Emad A. Zikry, President and Chief Investment
                                    Officer
                                Date: 12/31/96


             PRINCIPAL FINANCIAL OFFICER:     /s/ Edward L. Zeman
                                         _____________________________________
                  Edward L. Zeman, Executive Vice President-
                            Chief Financial Officer
                                Date: 12/31/96


              PRINCIPAL ACCOUNTING OFFICER:    /s/ Barry G. Ward
                                           ___________________________________
                           Barry G. Ward, Controller
                                Date: 12/31/96

                                  DIRECTORS:

 /s/ Debra E. Abramovitz                     /s/  Warren S. Foss
__________________________________          __________________________________
Debra E. Abramovitz                         Warren S. Foss
Date: 12/31/96                              Date: 12/31/96


 /s/ Kenneth F. Clifford
__________________________________          __________________________________
Kenneth F. Clifford                         David R. Ramsay
Date: 12/31/96                              Date:


 /s/ James S. Cole                           /s/ Martin H. Ruby
__________________________________          __________________________________
James S. Cole                               Martin H. Ruby
Date: 12/31/96                              Date: 12/31/96


 /s/ John Franco                             /s/ Irwin T. Vanderhoof
__________________________________          __________________________________
John Franco                                 Irwin T. Vanderhoof
Date: 12/31/96                              Date: 12/31/96


 /s/ Dudley J. Godfrey, Jr.                  /s/ Peter R. Vogelsang
__________________________________          __________________________________
Dudley J. Godfrey, Jr.                      Peter R. Vogelsang
Date: 12/31/96                              Date: 12/31/96


 /s/ Donald B. Henderson, Jr.                /s/ Emad A. Zikry
__________________________________          __________________________________
Donald B. Henderson                         Emad A.Zikry
Date: 12/31/96                              Date: 12/31/96


 /s/ Edward D. Powers
__________________________________
Edward D. Powers
Date: 12/31/96

                                 EXHIBIT INDEX



Exhibit No.

10   Consents of Ernst & Young LLP.